                                                                    EXHIBIT 10.8

                          LOAN AND SECURITY AGREEMENT


                         Dated as of September 21, 1998


                                    between


                          CoSine Communications, Inc.
                            a California corporation


                                 as "Borrower",


                                      and


                      VENTURE LENDING & LEASING II, INC.,
                             a Maryland corporation


                                  as "Lender"

                          LOAN AND SECURITY AGREEMENT

     The Borrower and Lender identified on the cover page of this document have entered or anticipate entering into one or more transactions pursuant to which Lender agrees to make available to Borrower a loan facility governed by the terms and conditions set forth in this document and one or more Supplements executed by Borrower and Lender which incorporate this document by reference. Each Supplement constitutes a supplement to and forms part of this document, and will be read and construed as one with this document, so that this document and the Supplement constitute a single agreement between the parties (collectively referred to as this "Agreement").

     Accordingly, the parties agree as follows:

ARTICLE 1 - INTERPRETATION

     1.1 DEFINITIONS. The terms defined in Article 10 and in the Supplement will have the meanings therein specified for purposes of this Agreement.

     1.2 INCONSISTENCY. In the event of any inconsistency between the provisions of any Supplement and this document, the provisions of the Supplement will be controlling for the purpose of all relevant transactions.

ARTICLE 2 - THE COMMITMENT AND LOANS

     2.1 THE COMMITMENT. Subject to the terms and conditions of this Agreement, Lender agrees to make term loans to Borrower from time to time from the Closing Date and to, but not including, the Termination Date in an aggregate principal amount not exceeding the Commitment. The Commitment is not a revolving credit commitment, and Borrower does not have the right to repay and reborrow hereunder. Each Loan requested by Borrower to be made on a single Business Day shall be for a minimum principal amount set forth in the Supplement, except to the extent the remaining Commitment is a lesser amount.

     2.2 NOTES EVIDENCING LOANS; REPAYMENT. Each Loan shall be evidenced by a separate Note payable to the order of Lender, in the total principal amount of the Loan. Principal and interest of each Loan shall be payable at the times and in the manner set forth in the Note.

     2.3 PROCEDURES FOR BORROWING.

         (a) Borrower shall give Lender, at least five (5) Business Days' prior to a proposed Borrowing Date, written notice of any request for borrowing hereunder (a "Borrowing Request"). Each Borrowing Request shall be in substantially the form of Exhibit "B" to the Supplement, shall be executed by a responsible executive or financial officer of Borrower, and shall state how much is requested, and shall be accompanied by such other information and documentation as Lender may reasonably request.

         (b) No later than 1:00 p.m. Pacific Standard Time on the Borrowing Date, if Borrower has satisfied the conditions precedent in Article 4, Lender shall make the Loan available to Borrower in immediately available funds.

     2.4 INTEREST. Basic Interest on the outstanding principal balance of each Loan shall accrue daily at the Designated Rate from the Borrowing Date until the Maturity Date.

     2.5 TERMINAL PAYMENT. Borrower shall pay the Terminal Payment with respect to each Loan on the Maturity Date of such Loan.

     2.6 INTEREST RATE CALCULATION. Basic Interest, along with charges and fees under this Agreement and any Loan Document, shall be calculated for actual days elapsed on the basis of a 360-day year, which results in higher interest, charge or fee payments than if a 365-day year were used. In no event shall Borrower be obligated to pay Lender interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

     2.7 DEFAULT INTEREST. Any unpaid payments of principal or interest or the Terminal Payment with respect to any Loan shall bear interest from their respective maturities, whether scheduled or accelerated, at the Designated Rate for such Loan plus five percent (5.00%) per annum, until paid in full, whether before or after judgment (the "Default Rate"). Borrower shall pay such interest on demand.

     2.8 LATE CHARGES. If Borrower is late in making any payment of principal or interest or Terminal Payment under this Agreement by more than fifteen

(15) days. Borrower agrees to pay a late charge of five percent (5%) of the installment due, but not less than fifty dollars ($50.00) for any one such delinquent payment. This late charge may be charged by Lender for the purpose of defraying the expenses incidental to the handling of such delinquent amounts. Borrower acknowledges that such late charge represents a reasonable sum considering all of the circumstances existing on the date of this Agreement and represents a fair and reasonable estimate of the costs that will be sustained by Lender due to the failure of Borrower to make timely payments. Borrower further agrees that proof of actual damages would be costly and inconvenient. Such late charge shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid or to declare a default under this Agreement or any of the other Loan Documents or from exercising any other rights and remedies of Lender.

     2.9 LENDER'S RECORDS. Principal, Basic Interest, Terminal Payments and all other sums owed under any Loan Document shall be evidenced by entries in records maintained by Lender for such purpose. Each payment on and any other credits with respect to principal, Basic Interest, Terminal Payments and all other sums outstanding under any Loan Document shall be evidenced by entries in such records. Absent manifest error, Lender's records shall be conclusive evidence thereof.

     2.10 GRANT OF SECURITY INTERESTS. To secure the timely payment and performance of all of Borrower's Obligations to Lender, Borrower hereby grants to Lender continuing security interests in all of the Collateral. Notwithstanding the foregoing, the security interest granted herein shall not extend to and the term "Collateral" shall not include any property, rights or licenses to the extent the granting of a security interest therein would be contrary to applicable law.

ARTICLE 3 - REPRESENTATIONS AND WARRANTIES

     Borrower represents and warrants that, except as set forth in the Supplement or any schedule of exceptions executed by the parties, as of the Closing Date and each Borrowing Date:

     3.1 DUE ORGANIZATION. Borrower is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation, and is duly qualified to conduct business and is in good standing in each other jurisdiction in which its business is conducted or its properties are located, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.

     3.2 AUTHORIZATION, VALIDITY AND ENFORCEABILITY. The execution, delivery and performance of all Loan Documents executed by Borrower are within Borrower's powers, have been duly authorized, and are not in conflict with Borrower's articles or certificate of incorporation or by-laws, or the terms of any charter or other organizational document of Borrower, as amended from time to time; and all such Loan Documents constitute valid and binding obligations of Borrower, enforceable in accordance with their terms (except as may be limited by bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights in general, and subject to general principles of equity).

     3.3 COMPLIANCE WITH APPLICABLE LAWS. Borrower has complied with all licensing, permit and fictitious name requirements necessary to lawfully conduct the business in which it is engaged, and to any sales, leases or the furnishing of services by Borrower, including without limitation those requiring consumer or other disclosures, the noncompliance with which would have a Material Adverse Effect.

     3.4  COPYRIGHTS, PATENTS, TRADEMARKS AND LICENSES.

          (a) Borrower owns or is licensed or otherwise has the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other similar rights that are reasonably necessary for the operation of its business, without conflict with the rights of any other Person.

          (b) To Borrower's knowledge, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by Borrower infringes upon any rights held by any other Person.

          (c) No claim or litigation regarding any of the foregoing is pending or, to Borrower's knowledge, threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or proposed which, in either case, could reasonably be expected to have a Material Adverse Effect.

     3.5 NO CONFLICT. To the best of Borrower's knowledge, the execution, delivery, and performance by Borrower of all Loan Documents are not in conflict with any law, rule, regulation, order or directive, or any indenture, agreement, or undertaking to which Borrower is a party or by which Borrower may be bound or affected.

     3.6 NO LITIGATION, CLAIMS OR PROCEEDINGS. There is no litigation, tax claim, proceeding or dispute pending, or, to the knowledge of Borrower, threatened against or affecting Borrower or its property which could reasonably be expected to have a Material Adverse Effect.

     3.7 CORRECTNESS OF FINANCIAL STATEMENTS. Borrower's financial statements which have been delivered to Lender fairly and accurately reflect Borrower's financial condition as of the latest date of such financial statements; and, since that date there has been no Material Adverse Change.

     3.8 NO SUBSIDIARIES. Borrower is not a majority owner of or in a control relationship with any other business entity.

     3.9 ENVIRONMENTAL MATTERS. Borrower is in compliance with such Environmental Laws, except to the extent a failure to be in such compliance could not reasonably be expected to have a Material Adverse Effect on Borrower's operations, properties or financial condition.

     3.10 NO EVENT OF DEFAULT. No Default or Event of Default has occurred and is continuing.

     3.11 FULL DISCLOSURE. None of the representations or warranties made by Borrower in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of Borrower in connection with the Loan Documents (including disclosure materials delivered by or on behalf of Borrower to Lender prior to the Closing Date) taken as a whole, contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered. It is recognized by the Lender that projections and forecasts provided by or on behalf of the Borrower, although reflecting the Borrower's good faith projections or forecasts based on methods and data which the Company believes to be reasonable and accurate, are not to be viewed as facts and that actual results during the periods covered by and such projections and forecasts may (and are likely to) differ from the projected or forecasted results.

     3.12 SPECIFIC REPRESENTATIONS REGARDING COLLATERAL.

     (a) TITLE. Except for the security interests created by this Agreement and Permitted Liens, (i) Borrower is and will be the unconditional legal and beneficial owner of the Collateral, and (ii) the Collateral is genuine and subject to no Liens, rights or defenses of others. There exist no prior assignments or encumbrances of record with the U.S. Patent and Trademark Office affecting any Collateral in favor of any third party other than Lender.

     (b) RIGHTS TO PAYMENT. The names of the obligors, amount owing to Borrower, due dates and all other information with respect to the Rights to Payment are and will be correctly stated in all material respects in all Records relating to the Rights to Payment. Borrower further represents and warrants, to its knowledge, that each Person appearing to be obligated on a Right to Payment has authority and capacity to contract and is bound as it appears to be.

     (c) LOCATION OF COLLATERAL. Borrower's chief executive office, Inventory, Records, Equipment, and any other offices or places of business are located at the address(es) shown on the Supplement.

     (d) BUSINESS NAMES. Other than its full corporate name, Borrower has not conducted business using any trade names or fictitious business names except as shown on the Supplement.

ARTICLE 4 - CONDITIONS PRECEDENT

     4.1 CONDITIONS TO FIRST LOAN. The obligation of Lender to make its first Loan hereunder is, in addition to the conditions precedent specified in Article 4.2, subject to the fulfillment of the following conditions and to the receipt by Lender of the documents described below, duly executed and in form and substance satisfactory to Lender and its counsel:

     (a) RESOLUTIONS. A certified copy of the resolutions of the Board of Directors of Borrower authorizing the execution, delivery and performance by Borrower of the Loan Documents.

     (b) INCUMBENCY AND SIGNATURES. A certificate of the secretary of Borrower certifying the names of the officer or officers of Borrower authorized to sign the Loan Documents, together with a sample of the true signature of each such officer.

     (c) LEGAL OPINION. The opinion of legal counsel for Borrower as to such matters as Lender may reasonably request, including the matters covered by Sections 3.1, 3.2, 3.5 and 3.6 hereof.

     (d) ARTICLES AND BY-LAWS. Certified copies of the Articles or Certificate of Incorporation and By-Laws of Borrower, as amended through the Closing Date.

     (e) THIS AGREEMENT. A counterpart of this Agreement and an initial Supplement, with all schedules completed and attached thereto, and disclosing such information as is acceptable to Lender.

     (f) FINANCING STATEMENTS. Filing copies (or other evidenced of filing satisfactory to Lender and its counsel) of such Uniform Commercial Code financing statements, collateral assignments and termination statements, with respect to the Collateral as Lender shall request.

     (g) PATENT AND TRADEMARK ASSIGNMENTS. If required by the Supplement, patent and trademark collateral assignments executed by Borrower.

     (h) LIEN SEARCHES. Uniform Commercial Code lien, judgment, bankruptcy and tax lien searches of Borrower from such jurisdictions or offices as Lender may reasonably request, all as of a date reasonably satisfactory to Lender and its counsel.

     (i) GOOD STANDING CERTIFICATE. A Certificate of status or good standing of Borrower as of a date acceptable to Lender from the jurisdiction of Borrower's organization and any foreign jurisdictions where Borrower is or should be qualified to do business.

     (j) WARRANT. A warrant issued by Borrower to Lender exercisable for such number, type and class of shares of Borrower's capital stock, and for an initial exercise price as is specified in the Supplement.

     4.2 CONDITIONS TO ALL LOANS. The obligation of Lender to make its initial Loan and each subsequent Loan is subject to the following further conditions precedent that:

     (a) NO DEFAULT. No Default or Event of Default has occurred and is continuing or will result from the making of any such Loan, and the representations and warranties of Borrower contained in Article 3 of this Agreement are true and correct as of the Borrowing Date of such Loan.

     (b) NO MATERIAL ADVERSE CHANGE. No Material Adverse Change shall have occurred since the date of the most recent financial statements submitted to Lender.

     (c) BORROWING REQUEST. Borrower shall have delivered to Lender a Borrowing Request for such Loan.

     (d) NOTE. Borrower shall have delivered an executed Note evidencing such Loan, in form and substance satisfactory to Lender.

     (e) SUPPLEMENTAL LIEN FILINGS. Borrower shall have executed and delivered such amendments or supplements to this Agreement and such financing statements as Lender may reasonably request in connection with the proposed Loan, in order to create or perfect or to maintain the perfection of Lender's Liens on the Collateral.

     (f) VCOC LIMITATION. Lender shall not be obligated to make any Loan under its Commitment if at the time of or after giving effect to the proposed Loan Lender would no longer qualify as: (A) a "venture capital operating company" under U.S. Department of Labor Regulations Section 25103-101(d), Title 29 of the Code of Federal Regulations, as amended; and (B) a "business development company" under the provisions of federal Investment Company Act of 1940, as amended; and (C) a "regulated investment company" under the provisions of the Internal Revenue Code of 1986, as amended.

ARTICLE 5 - AFFIRMATIVE COVENANTS

     During the term of this Agreement and until its performance of all obligations to Lender, Borrower will:

     5.1 NOTICE TO LENDER. Promptly give written notice to Lender of:

     (a) Any litigation or administrative or regulatory proceeding affecting Borrower where the amount claimed against Borrower is at the Threshold Amount or more, or where the granting of relief requested could have a Material Adverse Effect.

     (b) Any substantial dispute which may exist between Borrower or any governmental or regulatory authority.

     (c) The occurrence of any Default or any Event of Default.

     (d) Any change in the location of any of Borrower's places of business or Collateral at least thirty (30) days in advance of such change, or of the establishment of any new, or the discontinuance of any existing, place of business.

     (e) Any dispute or default by Borrower or any other party under any joint venture, partnering, distribution, cross-licensing, strategic alliance, collaborative research or manufacturing, license or similar agreement which could reasonably be expected to have a Material Adverse Effect.

     (f) Any other manner which has resulted or might reasonably result in a Material Adverse Change.

     5.2 FINANCIAL STATEMENTS. Deliver to each Lender or cause to be delivered to Lender, in form and detail satisfactory to Lender the following financial information, which Borrower warrants shall be accurate and complete in all material respects:

     (a) MONTHLY FINANCIAL STATEMENTS. As soon as available but no later than thirty (30) days after the end of each month, Borrower's balance sheet as of the end of such period, and Borrower's income statement for such period and for that portion of Borrower's financial reporting year ending with such period, prepared and attested by a responsible financial officer of Borrower as being complete and correct in all material respects and fairly presenting Borrower's financial condition and the results of Borrower's operations. After a Qualified Public Offering, the foregoing interim financial statements shall be delivered no later than 45 days after each fiscal quarter and for the quarter-annual fiscal period then ended.

     (b) YEAR-END FINANCIAL STATEMENTS. As soon as available but no later than ninety (90) days after and as of the end of each financial reporting year, a complete copy of Borrower's audit report, which shall include balance sheet, income statement, statement of changes in equity and statement of cash flows for such year, prepared and certified by an independent certified public accountant selected by Borrower and satisfactory to Lender (the "Accountant"). The Accountant's certification shall not be qualified or limited due to a restricted or limited examination by the Accountant of any material portion of Borrower's records or otherwise.

     (c) COMPLIANCE CERTIFICATES. Simultaneously with the delivery of each set of financial statements referred to in paragraphs (a) and (b) above, a certificate of the chief financial officer of Borrower substantially in the form of Exhibit "C" to the Supplement (i) setting forth in reasonable detail any calculations required to establish whether Borrower is in compliance with any financial covenants or tests set forth in the Supplement, and (ii) stating whether any Default or Event of Default exists on the date of such certificate, and if so, setting forth the details thereof and the action which Borrower is taking or proposes to take with respect thereto.

     (d) GOVERNMENT REQUIRED REPORTS; PRESS RELEASES. Promptly after sending, issuing, making available, or filing, copies of all statements released to any news media for publication, all material reports, proxy statements, and financial statements that Borrower sends or makes available to its stockholders, and, not later than five (5) days after actual filing or the date such filing was first due, all material registration statements and reports that Borrower files or is required to file with the Securities and Exchange Commission, or any other governmental or regulatory authority.

     (e) OTHER INFORMATION. Such other statements, lists of property and accounts, budgets, forecasts, reports, or other information as Lender may from time to time reasonably request.

     5.3 MANAGERIAL ASSISTANCE FROM LENDER. Permit Lender, as a "venture capital operating company" to participate in, and influence the conduct of management of Borrower through the exercise of "management rights," as such terms are defined in 29 C.F.R. Section 25103-101(d), and:

     (a) Permit Lender to make available to Borrower, at no cost to Borrower, "significant managerial assistance", as defined in Section 2(a)(47) of the Investment Company Act of 1940, as amended, either in the form of: (i) consulting arrangements with Lender or any of its officers, directors, employees or affiliates, (ii) Borrower's allowing Lender to provide recommendations of prospective candidates for election to Borrower's Board of Directors, or (iii) Lender, at Borrower's request, seeking the services of third-party consultants to aid Borrower with respect to its management and operations;

     (b) Permit Lender to make available consulting and advisory services to officers of Borrower regarding Borrower's equipment acquisition and financing plans, and such other matters affecting the business, financial condition and prospects of Borrower as Lender shall reasonably deem relevant; and

          (c) If Lender reasonably believes that financial or other developments affecting Borrower have impaired or are likely to impair Borrower's ability to perform its obligations under this Agreement, permit Lender reasonable access to Borrower's management and/or Board of Directors and opportunity to present Lender's views with respect to such developments.

     5.4 EXISTENCE. Maintain and preserve Borrower's existence, present form of business, and all rights and privileges necessary or desirable in the normal course of its business; and keep all Borrower's property in good working order and condition, ordinary wear and tear excepted.

     5.5 INSURANCE. Obtain and keep in force insurance in such amounts and types as is usual in the type of business conducted by Borrower. Such insurance policies must be in form and substance satisfactory to Lender, and shall list Lender as an additional insured or loss payee, as applicable, on endorsement(s) in form reasonably acceptable to Lender. Borrower shall furnish to Lender such endorsements, and upon Lender's request, copies of any or all such policies.

     5.6 ACCOUNTING RECORDS. Maintain adequate books, accounts and records, and prepare all financial statements in accordance with GAAP (except as otherwise noted therein or for the absence of footnotes and subject to normal year-end adjustments with respect to unaudited financial statements), and in compliance with the regulations of any governmental or regulatory authority having jurisdiction over Borrower or Borrower's business; and permit employees or agents of Lender at such reasonable times and upon such reasonable notice as Lender may request, at Lender's expense, to inspect Borrower's properties, and to examine, and make copies and memoranda of Borrower's books, accounts and records.

     5.7 COMPLIANCE WITH LAWS. Comply with all laws (including Environmental
Laws), rules, regulations applicable to, and all orders and directives of any governmental or regulatory authority having jurisdiction over, Borrower or Borrower's business, and with all material agreements to which Borrower is a party, except where the failure to so comply would not have a Material Adverse Effect.

     5.8 TAXES AND OTHER LIABILITIES. Pay all Borrower's material obligations when due; pay all material taxes and other governmental or regulatory assessments before delinquency or before any penalty attaches thereto, except as may be contested in good faith by the appropriate procedures and for which Borrower shall maintain appropriate reserves; and timely file all required material tax returns.

     5.9 SPECIAL COLLATERAL COVENANTS.

     (a) MAINTENANCE OF COLLATERAL; INSPECTION. Do all things reasonably necessary to maintain, preserve, protect and keep all Collateral in good working order and salable condition, ordinary wear and tear excepted, deal with the Collateral in all ways as are considered good practice by owners of like property, and use the Collateral lawfully and, to the extent applicable, only as permitted by Borrower's insurance policies. Maintain, or cause to be maintained, Records, which are complete and accurate in all material respects relating to the Collateral. Upon reasonable prior notice at reasonable times during normal business hours, Borrower hereby authorizes Lender's officers, employees, representatives and agents to inspect the Collateral and to discuss the Collateral and the Records relating thereto with Borrower's officers and employees, and, in the case of any Right to Payment, with any Person which is or may be obligated thereon.

     (b) FINANCING STATEMENTS AND OTHER ACTIONS. Execute and deliver to Lender all financing statements, notices and other documents (including, without limitation, any filings with the United States Patent and Trademark Office) from time to time reasonably requested by any Lender to maintain a first perfected security interest in the Collateral in favor of Lender; perform such other acts, and execute and deliver to Lender such additional conveyances, assignments, agreements and instruments, as Lender may at any time request in connection with the administration and enforcement of this Agreement or Lender's rights, powers and remedies hereunder.

     (c) LIENS. Not create, incur, assume or permit to exist any Lien or grant any other Person a negative pledge on any Collateral, except Permitted Liens.

     (d) DOCUMENTS OF TITLE. Not sign or authorize the signing of any financing statement or other document naming Borrower as debtor or obligor, or acquiesce or cooperate in the issuance of any bill of lading, warehouse receipt or other document or instrument of title with respect to any Collateral, except those negotiated to Lender, or those naming Lender as secured party.

     (e) DISPOSITION OF COLLATERAL. Not sell, transfer, lease or otherwise dispose of any Equipment; or dispose of any other Collateral except for fair consideration and in the ordinary course of its business.

     (f) CHANGE IN LOCATION OR NAME. Without at least 30 days prior written notice to Lender: (a) not relocate any Collateral or Records, its chief executive office, or establish a place of business at a location other than as specified in the Supplement; and (b) not change its name, mailing address, location of Collateral, or its legal structure.

     (g) AGREEMENT WITH REAL PROPERTY OWNER/LANDLORD. Obtain and maintain such acknowledgements, consents, waivers and agreements from the owner, lienholder, mortgagee and landlord with respect to any real property on which Equipment is located as Lender may require, all in form and substance satisfactory to Lender.

     (h) CERTAIN AGREEMENTS ON RIGHTS TO PAYMENT. Other than in the ordinary course of business, not make any material discount, credit, rebate or other reduction in the original amount owing on a Right to Payment or accept in satisfaction of a Right to Payment less than the original amount thereof.

ARTICLE 6 - NEGATIVE COVENANTS

     During the term of this Agreement and until the performance of all obligations to Lender, Borrower will not (without Lender's prior written consent):

     6.1 INDEBTEDNESS. Be indebted for borrowed money, the deferred purchase price of property, or leases which would be capitalized in accordance with GAAP; or become liable as a surety, guarantor, accommodation party or otherwise for or upon the obligation of any other Person, except:

     (a) Indebtedness incurred for the acquisition of supplies or inventory on normal trade credit; and other indebtedness incurred pursuant to one or more transactions permitted under Section 6.4;

     (b) Indebtedness not to exceed One Hundred Thousand Dollars ($100,000) in aggregate principal amount outstanding at any time secured by security interests covered by clause (c) of the definition of Permitted Lien;

     (c)  Indebtedness of Borrower under this Agreement; and

     (d)  Any Indebtedness approved by Lender prior to the Closing Date.

     6.2 LIENS. Create, incur, assume or permit to exist any Lien, or grant any other Person a negative pledge, on any of Borrower's property, except Permitted Liens. Borrower and Lender agree that this covenant is not intended to constitute a lien, deed of trust, equitable mortgage, or security interest of any kind on any of Borrower's real property, and this Agreement shall not be recorded or recordable. Notwithstanding the foregoing, however, violation of this covenant by Borrower shall constitute an Event of Default.

     6.3 DIVIDENDS. Except after a Qualified Public Offering, pay any dividends or purchase, redeem or otherwise acquire or make any other distribution with respect to any of Borrower's capital stock, except (a) dividends or other distributions solely of capital stock of Borrower, (b) repurchases of capital stock from directors, officers, employees and/or consultants upon exercise of Borrower's right of repurchase upon termination of employment or services under reverse vesting or similar repurchase plans, (c) conversion by Borrower of any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange therefor, and (d) capital stock repurchased with the proceeds of the issuance of other capital stock of the Borrower.

     6.4 CHANGES/MERGERS. Liquidate or dissolve, or enter into any consolidation, merger, where Borrower is the surviving entity and which would not reasonably be expected to increase the credit risk of Borrower to Lender.

     6.5 SALES OF ASSETS. Sell, transfer, lease or otherwise dispose of any of Borrower's assets except for fair consideration and in the ordinary course of its business.

     6.6 LOANS/INVESTMENTS. Make or suffer to exist any loans, guaranties, advances, or investments, except:

     (a)  Accounts receivable in the ordinary course of Borrower's business;

     (b) Investments in domestic certificates of deposit issued by, and other domestic investments with, financial institutions organized under the laws of the United States or a state thereof, having One Hundred Million Dollars ($100,000,000) in capital and a rating of at least "investment grade" or "A" by Moody's or any successor rating agency;"

     (c) Investments in marketable obligations of the United States of America and in open market commercial paper given the highest credit rating by a national credit agency and maturing not more than one year from the creation thereof; and

     (d) Temporary advances to cover incidental expenses to be incurred in the ordinary course of business.

     (e) loans, guaranties, advances or investments in subsidiaries of Borrower;

     (f) (1) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business and (2) loans to employees, officers or directors relating to the purchase of equity securities of Borrower pursuant to employee stock purchase plans or agreements approved by Borrower's Board of Directors;

     (g) investments consisting of endorsements of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

     (h) any investment permitted by Borrower's investment policy, as amended from time to time, provided such investment policy (and any amendments thereto) has been previously approved by Lender.

     (i) investments permitted by Article 6.4;

     (j) investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with customers or suppliers arising in the ordinary course of business;

     (k) investments consisting of notes receivable of, or prepaid royalties and other credit extensions to, customers and suppliers, in the ordinary course of business;

     (l) hedge investments arising under currency agreements or interest rate agreements entered into in the ordinary course of business;

     (m) investments in joint ventures or strategic partnerships in the ordinary course of business;

     (n) deposit accounts of Borrower; and

     (o) other investments not otherwise permitted in the Article 6.5 in an aggregate principal amount not to exceed $250,000 at any one time.

     6.7 TRANSACTIONS WITH RELATED PERSONS. Directly or indirectly enter into any transaction with or for the benefit of a Related Person on terms more favorable to the Related Person than would have been obtainable in an "arms' length" dealing.

     6.8 OTHER BUSINESS. Engage in any material line of business other than the business Borrower conducts as of the Closing Date.

ARTICLE 7 - EVENTS OF DEFAULT

     7.1 EVENTS OF DEFAULT; ACCELERATION. Upon the occurrence and during the continuation of any Default, the obligation of Lender to make any additional Loan shall be suspended. The occurrence of any of the following (each, an "Event of Default") shall terminate any obligation of Lender to make any additional Loan; and shall, at the option of Lender (1) make all sums of Basic Interest and principal, all Terminal Payments, and any Obligations and other amounts owing under any Loan Documents immediately due and payable without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor or any other notices or demands, and (2) give Lender the right to exercise any other right or remedy provided by contract or applicable law:

     (a) Borrower shall fail to pay any principal, interest or Terminal Payment under this Agreement, or fail to pay any fees or other charges when due under any Loan Document, and such failure continues for five(5) Business Days or more after the same first becomes due; or an Event of Default as defined in any other Loan Document shall have occurred.

     (b) Any representation or warranty made, or financial statement, certificate or other document provided, by Borrower under any Loan Document shall prove to have been false or misleading in any material respect when made or deemed made herein.

     (c) Borrower shall fail to pay its debts generally as they become due or shall commence any Insolvency Proceeding with respect to itself; an involuntary Insolvency Proceeding shall be filed against Borrower, or a custodian, receiver, trustee, assignee for the benefit of creditors, or other similar official, shall be appointed to take possession, custody or control of the properties of Borrower, and such involuntary Insolvency Proceeding, petition or appointment is acquiesced to by Borrower, or is not dismissed within sixty (60) days; or the dissolution or termination of the business of the Borrower.

     (d) Borrower shall be in default beyond any applicable period of grace or cure under any other agreement involving the borrowing of money, the purchase of property, the advance of credit or any other monetary liability of any kind to Lender or to any Person which results in the acceleration of payment of such obligation in an amount in excess of the Threshold Amount.

     (e) Any governmental or regulatory authority shall take any judicial or administrative action, or any defined benefit pension plan maintained by Borrower shall have any unfunded liabilities, any of which, in the reasonable judgment of Lender, might have a Material Adverse Effect.

     (f) Any sale, transfer or other disposition of all or substantially all of the assets of Borrower, including without limitation to any trust or similar entity, shall occur.

     (g) Any judgement(s) singly or in the aggregate in excess of the Threshold Amount shall be entered against Borrower which remain unsatisfied, unvacated or unstayed pending appeal for ten (10) or more days after entry thereof.

     (h) Intentionally Omitted.

     (i) Borrower shall fail to perform or observe any covenant contained in
Article 6 of this Agreement.

     (j) Borrower shall fail to perform or observe any covenant contained in this Agreement or any other Loan Document (other than a covenant which is dealt with specifically elsewhere in this Article 7) and the breach of such covenant is not cured within 30 days after the sooner to occur of Borrower's receipt of notice of such breach from Lender or the date on which such breach first becomes known to any officer of Borrower; provided, however, that if such breach is not capable of being cured within such 30-day period and Borrower timely notifies Lender of such fact and Borrower diligently pursues such cure, then the cure period shall be extended to the date requested in Borrower's notice but in no event more than 90 days from the initial breach; provided, further, that such additional 60-day opportunity to cure shall not apply in the case of any failure to perform or observe any covenant which has been the subject of a prior failure within the preceding 180 days or which is a willful and knowing breach by Borrower.

7.2 REMEDIES UPON DEFAULT. Upon the occurrence and during the continuance of an Event of Default, Lender shall be entitled to, at its option, exercise any or all of the rights and remedies available to a secured party under the Uniform Commercial Code or any other applicable law, and exercise any or all of its rights and remedies provided for in this Agreement and in any other Loan Document. The obligations of Borrower under this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Obligations is rescinded or must otherwise be returned by Lender upon, on account of, or in connection with, the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment had not been made.

7.3 SALE OF COLLATERAL. Upon the occurrence and during the continuance of an Event of Default, Lender may sell all or any part of the Collateral, at public or private sales, to itself, a wholesaler, retailer or investor, for cash, upon credit or for future delivery, and at such price or prices as Lender may deem commercially reasonable. To the extent permitted by law, Borrower hereby specifically waives all rights of redemption and any rights of stay or appraisal which it has or may have under any applicable law in effect from time to time. Any such public or private sales shall be held at such times and at such place(s) as Lender may determine. In case of the sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Lender until the selling price is paid by the purchaser, but Lender shall not incur any liability in case of the failure of such purchaser to pay for the Collateral and, in case of any such failure, such Collateral may be resold. Lender, may, instead of exercising its power of sale, proceed to enforce its security interest in the Collateral by seeking a judgment or decree of a court of competent jurisdiction. Without limiting the generality of the foregoing, if an Event of Default is in effect.

     (1) Subject to the rights of any third parties, Lender may license, or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Patents or Trademarks included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as Lender shall in its sole discretion determine.

     (2) Lender may (without assuming any obligations or liability thereunder), at any time and from time to time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of Borrower in, to and under any Patent Licenses or Trademark Licenses and take or refrain from taking any action under any thereof, and Borrower hereby releases Lender from, and agrees to hold Lender free and harmless from and against any claims arising out of, any lawful action so taken or omitted to be taken with respect thereto other than claims arising out of Lender's gross negligence or willful misconduct; and

     (3) Upon request by Lender, Borrower will execute and deliver to Lender a power of attorney, in form and substance reasonably satisfactory to Lender for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other disposition of a Patent or Trademark. In the event of any such disposition pursuant to this clause 3, Borrower shall supply its know-how and expertise relating to the products or services made or rendered in connection with Patents, the manufacture and sale of the products bearing Trademarks, and its customer lists and other records relating to such Patents or Trademarks and to the distribution of said products, to Lender.

     7.4 BORROWER'S OBLIGATIONS UPON DEFAULT. Upon the request of Lender after the occurrence and during the continuance of an Event of Default, Borrower will:

     (a) Assemble and make available to Lender the Collateral at such place(s) as Lender shall reasonably designate, segregating all Collateral so that each item is capable of identification; and

     (b) Subject to the rights of any lessor, permit Lender, by Lender's officers, employees, agents and representatives, to enter any premises where any Collateral is located, to take possession of the Collateral, to complete the processing, manufacture or repair of any Collateral, and to remove the Collateral, or to conduct any public or private sale of the Collateral, all without any liability of Lender for rent or other compensation for the use of Borrower's premises.

ARTICLE 8 - SPECIAL COLLATERAL PROVISIONS

     8.1 COMPROMISE AND COLLECTION. Borrower and Lender recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Rights to Payment, that certain of the Rights to Payment may be or become uncollectible in whole or in part; and that the expense and probability of success of litigating a disputed Right to Payment may exceed the amount that reasonably may be expected to be recovered with respect to such Right to Payment. Borrower hereby authorizes Lender, after and during the continuance of an Event of Default, to compromise with the obligor, accept in full payment of any Right to Payment such amount as Lender shall negotiate with the obligor, or abandon any Right to Payment. Any such action by Lender shall be considered commercially reasonable so long as Lender acts in good faith based on information known to it at the time it takes any such action.

     8.2 PERFORMANCE OF BORROWER'S OBLIGATIONS. Without having any obligation to do so, upon reasonable prior notice to Borrower, Lender may perform or pay any obligation which Borrower has agreed to perform or pay under this Agreement, including, without limitation, the payment or discharge of taxes or Liens levied or placed on or threatened against the Collateral. In so performing or paying, Lender shall determine the action to be taken and the amount necessary to discharge such obligations. Borrower shall reimburse Lender on demand for any amounts paid by Lender pursuant to this Section, which amounts shall constitute Obligations secured by the Collateral and shall bear interest from the date of demand at the Default Rate.

     8.3 POWER OF ATTORNEY. For the purpose of protecting and preserving the Collateral and Lender's rights under this Agreement, Borrower hereby irrevocably appoints Lender, with full power of substitution, as its attorney-in-fact with full power and authority, after the occurrence and during the continuance of an Event of Default, to do any act which Borrower is obligated to do hereunder; to exercise such rights with respect to the Collateral as Borrower might exercise; to use such Inventory, Equipment, Fixtures or other property as Borrower might use; to enter Borrower's premises; to give notice of Lender's security interest in, and to collect the Collateral; and to execute and file in Borrower's name any financing statements, amendments and continuation statements necessary or desirable to perfect or continue the perfection of Lender's security interests in the Collateral. Borrower hereby ratifies all that Lender shall lawfully do or cause to be done by virtue of this appointment.

     8.4 AUTHORIZATION FOR LENDER TO TAKE CERTAIN ACTION. The power of attorney created in Section 8.3 is a power coupled with an interest and shall be irrevocable. The powers conferred on Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon Lender to exercise such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and in no event shall Lender or any of its directors, officers, employees, agents or representatives be responsible to Borrower for any act or failure to act, except for gross negligence or willful misconduct. After the occurrence and during the continuance of an Event of Default, Lender may exercise this power of attorney without notice to or assent of Borrower, in the name of Borrower, or in Lender's own name, from time to time in Lender's sole discretion and at Borrower's expense. To further carry out the terms of this Agreement, after the occurrence and during the continuance of an Event of Default, Lender may:

          (a) Execute any statements or documents or take possession of, and endorse and collect and receive delivery or payment of, any checks, drafts, notes, acceptances or other instruments and documents constituting Collateral, or constituting the payment of amounts due and to become due or any performance to be rendered with respect to the Collateral.

          (b) Sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts; drafts, certificates and statements under any commercial or standby letter of credit relating to Collateral; assignments, verifications and notices in connection with Accounts; or any other documents relating to the Collateral, including without limitation the Records.

          (c) Use or operate Collateral or any other property of Borrower for the purpose of preserving or liquidating Collateral.

          (d) File any claim or take any other action or proceeding in any court of law or equity or as otherwise deemed appropriate by Lender for the purpose of collecting any and all monies due or securing any performance to be rendered with respect to the Collateral.

          (e) Commence, prosecute or defend any suits, actions or proceedings or as otherwise deemed appropriate by Lender for the purpose of protecting or collecting the Collateral. In furtherance of this right, upon the occurrence and during the continuance of an Event of Default, Lender may apply for the appointment of a receiver or similar official to operate Borrower's business.

          (f) Prepare, adjust, execute, deliver and receive payment under insurance claims, and collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refund or return, and apply such amounts at Lender's sole discretion, toward repayment of the Obligations or replacement of the Collateral.

     8.5 APPLICATION OF PROCEEDS. Any Proceeds and other monies or property received by Lender pursuant to the terms of this Agreement or any Loan Document may be applied by Lender first to the payment of expenses of collection, including without limitation reasonable attorneys' fees, and then to the payment of the Obligations in such order of application as Lender may elect.

     8.6 DEFICIENCY. If the Proceeds of any disposition of the Collateral are insufficient to cover all costs and expenses of such sale and the payment in full of all the Obligations, plus all other sums required to be expended or distributed by Lender, then Borrower shall be liable for any such deficiency.

     8.7 LENDER TRANSFER. Upon the transfer of all or any part of the Obligations, Lender may transfer all or part of the Collateral and shall be fully discharged thereafter from all liability and responsibility with respect to such Collateral so transferred, and the transferee shall be vested with all the rights and powers of Lender hereunder with respect to such Collateral so transferred, but with respect to any Collateral not so transferred, Lender shall retain all rights and powers hereby given.

     8.8 LENDER'S DUTIES. Lender shall use reasonable care in the custody and preservation of any Collateral in its possession. Without limitation on other conduct which may be considered the exercise of reasonable care. Lender shall be deemed to have exercised reasonable care in the custody and preservation of such Collateral if such Collateral is accorded treatment substantially equal to that which Lender accords its own property. It being understood that Lender shall not have any responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, declining value, tenders or other matters relative to any Collateral, regardless of whether Lender has or is deemed to have knowledge of such matters; or taking any necessary steps to preserve any rights against any Person with respect to any Collateral. Under no circumstances shall Lender be responsible for any injury or loss to the Collateral, or any part thereof, arising from any cause beyond the reasonable control of Lender.

     8.9 TERMINATION OF SECURITY INTERESTS. Upon the payment in full of the Obligations and if Lender has no further obligations under its Commitment, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Borrower. Upon any such termination, the Lender shall, at Borrower's expense, execute and deliver to Borrower such documents as Borrower shall reasonably request to evidence such termination.

ARTICLE 9 - GENERAL PROVISIONS

     9.1 NOTICES. Any notice given by any party under any Loan Document shall be in writing and personally delivered, sent by overnight courier, or United States mail, postage prepaid, or sent by facsimile or other authenticated message, charges prepaid, to the other party's or parties' addresses shown on the Supplement. Each party may change the address or facsimile number to which notices, requests and other communications are to be sent by giving written notice of such change to each other party. Notice given by hand delivery shall be deemed received on the date delivered; if sent by overnight courier, on the next business day after delivery to the courier service; if by first class mail, on the third business day after deposit in the U.S. Mail; and if by facsimile, on the date of transmission.

     9.2 BINDING EFFECT. The Loan Documents shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns; provided, however, that Borrower may not assign or transfer Borrower's rights or obligations under any Loan Document without Lender's prior written consent. Lender reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, Lender's rights and obligations under the Loan Documents. In connection with any of the foregoing, Lender may disclose all documents and information which Lender now or hereafter may have relating to the Loans, Borrower, or its business; provided that any person who receives such information shall have agreed in writing in advance to maintain the confidentiality of such information on terms reasonably acceptable to Borrower.

     9.3 NO WAIVER. Any waiver, consent or approval by Lender of any Event of Default or breach of any provision, condition, or covenant of any Loan Document must be in writing and shall be effective only to the extent set forth in writing. No waiver of any breach or default shall be deemed a waiver of any later breach or default of the same or any other provision of any Loan Document. No failure or delay on the part of Lender in exercising any power, right, or privilege under any Loan Document shall operate as a waiver thereof, and no single or partial exercise of any such power, right, or privilege shall preclude any further exercise thereof or the exercise of any other power, right or privilege. Lender has the right at its sole option to continue to accept interest and/or principal payments due under the Loan Documents after default, and such acceptance shall not constitute a waiver of said default or an extension of the Maturity Date unless Lender agrees otherwise in writing.

     9.4 RIGHTS CUMULATIVE. All rights and remedies existing under the Loan Documents are cumulative to, and not exclusive of, any other rights or remedies available under contract or applicable law.

     9.5 UNENFORCEABLE PROVISIONS. Any provision of any Loan Document executed by Borrower which is prohibited or unenforceable in any jurisdiction, shall be so only as to such jurisdiction and only to the extent of such prohibition or unenforceability, but all the remaining provisions of any such Loan Document shall remain valid and enforceable.

     9.6 ACCOUNTING TERMS. Except as otherwise provided in this Agreement, accounting terms and financial covenants and information shall be determined and prepared in accordance with GAAP.

     9.7 INDEMNIFICATION; EXCULPATION. Borrower shall pay and protect, defend and indemnify Lender and Lender's employees, officers, directors, shareholders, affiliates, correspondents, agents and representatives (other than Lender, collectively "Agents") against, and hold Lender and each such Agent harmless from, all claims, actions, proceedings, liabilities, damages, losses, expenses (including, without limitation, attorneys' fees and costs) and other amounts incurred by Lender and each such Agent, arising from (i) the matters contemplated by this Agreement or any other Loan Documents or (ii) any contention that Borrower has failed to comply with any law, rule, regulation, order or directive applicable to Borrower's business; provided, however, that this indemnification shall not apply to any of the foregoing incurred solely as the result of Lender's or any Agent's gross negligence or willful misconduct. This indemnification shall survive the payment and satisfaction of all of Borrower's Obligations to Lender.

     9.8 REIMBURSEMENT. In any action or proceeding between Borrower and Lender arising out of the Loan Documents, the prevailing party will be entitled to recover its reasonable attorneys' fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled.

     9.9 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts which, when taken together, shall constitute but one agreement.

     9.10 ENTIRE AGREEMENT. The Loan Documents are intended by the parties as the final expression of their agreement and therefore contain the entire agreement between the parties and supersede all prior understandings or agreements concerning the subject matter hereof. This Agreement may be amended only in a writing signed by Borrower and Lender.

     9.11  GOVERNING LAW AND JURISDICTION.

     (a) THIS AGREEMENT AND THE LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF BORROWER AND LENDER CONSENTS, FOR
ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF BORROWER AND LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. BORROWER AND LENDER EACH WAIVE PERSONAL SERVICE OF ANY
SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

     9.12 WAIVER OF JURY TRIAL. BORROWER AND LENDER EACH WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE, BORROWER AND LENDER EACH AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING. THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEMS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     9.13 CONFIDENTIAL INFORMATION. Lender agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information relating to Borrower which have been identified as "confidential" by Borrower, and neither Lender nor any of its Affiliates shall use any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Loan Agreement; except to the extent such information (i) was or becomes generally available to the public other than as a result of a disclosure by Lender, or (ii) was or becomes available on a non-confidential basis from a source other than Borrower, provided that such source is not bound by a confidentiality agreement with Borrower known to Lender; provided further, however that any Lender may disclose such information (A) at the request or pursuant to any requirement of any governmental authority to which Lender is subject or in connection with an examination of such Lender by any such authority, (B) pursuant to subpoena or other court process, (C) when required to do so in accordance with the provisions of any applicable law, (D) to Lender's independent auditors and other professional advisors, and (E) to any person or entity and in any proceeding necessary in Lender's judgment to protect such Lender's interests in connection with any claim or dispute involving Lender (F) when approved in writing by Borrower. Notwithstanding the foregoing, Borrower authorizes Lender to disclose to any participant or assignee (each, a "Transferee"), to any prospective Transferee and to any Affiliate, such financial and other information in Lender's possession concerning Borrower which has been delivered to Lender pursuant to this Loan Agreement, provided that, unless otherwise agreed by Borrower, the Transferee agrees in writing to such Lender to keep such information confidential to the same extent required of Lender hereunder.

ARTICLE 10 - DEFINITIONS

     The definitions appearing in this Agreement or any Supplement shall be applicable to both the singular and plural forms of the defined terms:

"ACCOUNT" means a right to payment for goods sold or leased by Borrower or for services rendered by Borrower, which right is not evidenced by an instrument or chattel paper, whether or not earned by performance.

"AFFILIATE" means any Person which directly or indirectly controls, is controlled by, or is under common control with Borrower. "Control," "controlled by" and "under common control with" mean direct or indirect possession of the power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract or otherwise); provided, that control shall be conclusively presumed when any Person or affiliated group directly or indirectly owns fifty percent (50%) or more of the securities having ordinary voting power for the election of directors of a corporation.

"AGREEMENT" means this Loan and Security Agreement and each Supplement thereto, as each may be amended or supplemented from time to time.

"BANKRUPTCY CODE" means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C.
Section 101. et seq.), as amended

"BASIC INTEREST" means the fixed rate of interest payable on the outstanding balance of each Loan at the applicable Designated Rate.

"BORROWING DATE" means the Business Day on which the proceeds of a Loan are disbursed by Lender.

"BORROWING REQUEST" means a written request from Borrower in substantially the form of Exhibit "B" to the Supplement, requesting the funding of one or more Loans on a particular Borrowing Date.

"BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City or San Francisco are authorized or required by law to close.

"CLOSING DATE" means the date of this Agreement.

"COLLATERAL" means all Borrower's Accounts, Deposit Accounts, Equipment, Fixtures, General Intangibles, Goods, Inventory, Rights to Payment, and securities now owned or hereafter acquired or arising, wherever located, and whether held by Borrower or any third party, and all royalties, proceeds and products thereof, including all insurance and condemnation proceeds ("Proceeds"), and all monies now or at any time hereafter in the possession or under the control of Lender or a bailee or affiliate of Lender, including any cash collateral in any cash collateral or other account, and all Records.

"COMMITMENT" means the obligation of Lender to make Loans to Borrower up to the aggregate principal amount set forth in the Supplement.

"DEFAULT" means an event which with the giving of notice, passage of time, or both would constitute an Event of Default.

"DEFAULT RATE" is defined in Section 2.7.

"DEPOSIT ACCOUNTS" means all Borrower's demand, time, savings, passbook or similar accounts maintained with a financial institution or credit union.

"DESIGNATED RATE" means the rate of interest per annum described in the Supplement as being applicable to an outstanding Loan from time to time.

"ENVIRONMENTAL LAWS" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any governmental authorities, in each case relating to environmental, health, or safety matters.

"EQUIPMENT" means all of Borrower's equipment now owned or hereafter acquired, including but not limited to machinery, machine parts, furniture, furnishings and all tangible personal property used in the business of Borrower and all such property which is or is to become fixtures on real property, and all improvements, replacements, accessions and additions thereto, wherever located, and all proceeds thereof arising from the sale, lease, rental or other use or disposition of any such property, including all rights to payment with respect to insurance or condemnation, returned premiums, or any cause of action relating to any of the foregoing.

"EVENT OF DEFAULT" means any event described in Section 7.1.

"FIXTURES" means all items of personal property of Borrower that are so related to the real property upon which they are located that an interest in them arises under real property law, and improvements, replacements, parts, accessions and additions thereto, and substitutions therefor.

"GAAP" means generally accepted accounting principles and practices consistent with those principles and practices promulgated or adopted by the Financial Accounting Standards Board and the Board of the American Institute of Certified Public Accountants, their respective predecessors and successors. Each accounting term used but not otherwise expressly defined herein shall have the meaning given it by GAAP.

"GENERAL INTANGIBLES" means all personal property of Borrower, other than Goods, not otherwise defined as Collateral, including without limitation all interests or claims in insurance policies; literary property; trade names, trade name rights; Trademarks, Trademark rights, copyrights, Patents, and all applications therefor; licenses, permits, franchises and like privileges or rights issued by any governmental or regulatory authority; income tax refunds; customer lists; claims and causes of action (whether in contract, tort or otherwise), judgments and all guaranty claims, leasehold interests in personal property, security interests or other security held by or guaranteed to the Borrower to secure the payment by an account debtor of any of the Accounts.

"GOODS" means all money and other personal property of Borrower, other than General Intangibles, not otherwise defined as Collateral.

"INDEBTEDNESS" of any Person means at any date, without duplication and without regard to whether matured or unmatured, absolute or contingent: (i) all obligations of such Person for borrowed money; (ii) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments;
(iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business; (iv) all obligations of such Person as lessee under capital leases; (v) all obligations of such Person to reimburse or prepay any bank or other Person in respect of amounts paid under a letter of credit, banker's acceptance, or similar instrument, whether drawn or undrawn; (vi) all obligations of such Person to purchase securities which arise out of or in connection with the sale of the same or substantially similar securities; (vii) all obligations to repurchase assets previously sold (including any obligation to repurchase any accounts or chattel paper under any factoring, receivables purchase, or similar arrangement); (viii) obligations of such Person under interest rate swap, cap, collar or similar hedging arrangements; and (ix) all obligations of others of any type described in clause (i) through clause (viii) above guaranteed by such Person.

"INSOLVENCY PROCEEDING" means (a) any case, action or proceeding before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors, undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

"INVENTORY" means all Borrower's raw materials, advertising, packaging and shipping materials, work in process, finished goods and goods held for sale or lease or furnished under contracts of service, and all returned and repossessed goods, and all goods covered by documents of title, including warehouse receipts, bills of lading and all other documents of every type covering all or any part of the Collateral.

"LIEN" means any voluntary or involuntary security interest, mortgage, pledge, claim, charge, encumbrance, title retention agreement, or third party interest, covering all or any part of the property of Borrower or any other Person.

"LOAN" means an extension of credit by Lender under Section 2 of this Agreement.

"LOAN DOCUMENTS" means, individually and collectively, this Loan and Security Agreement, each Supplement, each Note, and any other security or pledge agreement(s), any Warrants issued by Borrower in connection with this Agreement, and all other contracts, instruments, addenda and documents executed in connection with this Agreement or the extensions of credit which are the subject of this Agreement.

"MATERIAL ADVERSE EFFECT" or "MATERIAL ADVERSE CHANGE" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, or condition (financial or otherwise) of Borrower; (b) a material impairment of the ability of Borrower to perform under any Loan Document; or
(c) a material adverse effect upon the legality, validity, binding effect or enforceability against Borrower of any Loan Document.

"MATURITY DATE" means, with regard to a Loan, the earlier of (i) its maturity by reason of acceleration, or (ii) its stated maturity date; and is the date on which payment of all outstanding principal, accrued interest, and the Terminal Payment with respect to such Loan is due.

"NOTE" means a promissory note substantially in the form attached to the Supplement as Exhibit "A", executed by Borrower evidencing each Loan.

"OBLIGATIONS" means all debts, obligations and liabilities of Borrower to Lender currently existing or now or hereafter made, incurred or created under, pursuant to or in connection with this Agreement, whether voluntary or involuntary and however arising or evidenced, whether direct or acquired by Lender by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Borrower may be liable individually or jointly, or whether recovery upon such debt may be or become barred by any statute of limitations or otherwise unenforceable; and all renewals, extensions and modifications thereof; and all attorneys' fees and costs incurred by Lender in connection with the collection and enforcement thereof as provided for in any Loan Document.

"PATENT LICENSE" means any written agreement now or hereafter in existence granting to Borrower any right to make, use, sell or practice any invention on which a Patent is in existence.

"PATENTS" means all of the following: (i) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, and (ii) all reissues, divisions, continuations, continuations-in-part, renewals or extensions thereof.

"GRANT OF SECURITY INTEREST IN PATENTS" means any Patent Collateral Assignment executed and delivered by Borrower in favor of Lender, as the same may be amended from time to time.

"PERMITTED LIEN" means

     (a) Involuntary Liens which, in the aggregate, would not have a Material Adverse Effect and which in any event would not exceed the Threshold Amount;

     (b) Liens for current taxes or other governmental or regulatory assessments which are not delinquent, or which are contested in good faith by the appropriate procedures and for which appropriate reserves are maintained;

     (c) security interests on any property held or acquired by Borrower in the ordinary course of business securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property; provided, that such Lien attaches solely to the property acquired with such Indebtedness and that the principal amount of such Indebtedness does not exceed one hundred percent (100%) of the cost of such property; and further provided, that such property is not equipment with respect to which a Loan has been made hereunder.

     (d) Liens in favor of Lender,

     (e) bankers' liens, rights of setoff and similar Liens incurred on deposits made in the ordinary course of business;

     (f) materialmen's, mechanics', repairmen's, employees' or other like Liens arising in the ordinary course of business and which are not delinquent for more than 45 days or are being contested in good faith by appropriate proceedings;

     (g) any judgment, attachment or similar Lien, unless the judgment it secures has not been discharged or execution thereof effectively stayed and bonded against pending appeal within 30 days of the entry thereof;

     (h) licenses or sublicenses of Patents, Patent Licenses, Trademarks or Trademark Licenses permitted under the Trademark Collateral Assignment or the Patent Collateral Assignment;

     (i) Liens which have been approved by Lender in writing prior to the Closing Date;

     (j) Leases or subleases and licenses or sublicenses granted in the ordinary course of Borrower's business not interfering in any material respect with the business of Borrower, and any interest or title of a lessor, licensor or under any lease or license;

     (k) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of customs duties in connection with the importation of goods;

     (l) Deposits under worker's compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than liens arising under ERISA or environmental liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds in the ordinary course of business.

"PERSON" means any individual or entity.

"QUALIFIED PUBLIC OFFERING" means the closing of a firmly underwritten public offering of Borrower's common stock with aggregate proceeds of not less than $20,000,000 (prior to underwriting expenses and commissions).

"RECORDS" means all Borrower's computer programs, software, hardware, source codes and data processing information, all written documents, books, invoices, ledger sheets, financial information and statements, and all other writings concerning Borrower's business.

"RELATED PERSON" means any Affiliate of Borrower of any officer, employee, director or equity security holder of Borrower or any Affiliate.

"RIGHTS TO PAYMENT" means all Borrower's accounts, instruments, contract rights, documents, chattel paper and all other rights to payment, including, without limitation, the Accounts, all negotiable certificates of deposit and all rights to payment under any Patent License, any Trademark License, or any commercial or standby letter of credit.

"TERMINAL PAYMENT" means, with respect to each Loan, an amount payable on the Maturity Date of such Loan in an amount equal to that percentage of the original principal amount of such Loan specified in the Supplement.

"TERMINATION DATE" has the meaning specified in the Supplement.

"THRESHOLD AMOUNT" has the meaning specified in the Supplement.

"TRADEMARK LICENSE" means any written agreement now or hereafter in existence granting to Borrower any right to use any Trademark.

"TRADEMARKS" means all of the following: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or will appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, and (ii) all reissues, divisions, continuations, continuations-in-part, renewals or extensions thereof.

"GRANT OF SECURITY INTEREST IN TRADEMARK" means any Trademark Collateral Assignment executed and delivered by Borrower in favor of Lender, as the same may be amended from time to time.

"UCC" means the Uniform Commercial Code as enacted in the applicable jurisdiction, in effect on the Closing Date and as amended from time to time.

                                   SUPPLEMENT
                                     TO THE
                          LOAN AND SECURITY AGREEMENT
                         DATED AS OF SEPTEMBER 21, 1998
                                    BETWEEN
                    COSINE COMMUNICATIONS, INC. ("BORROWER")
                                      AND
                 VENTURE LENDING & LEASING II, INC. ("LENDER")

--------------------------------------------------------------------------------

     This is a Supplement identified in the document entitled Loan and Security Agreement dated as of September 21, 1998 between Borrower and Lender. All capitalized terms used in this Supplement and not otherwise defined in this Supplement have the meanings ascribed to them in Section 10 of the Loan and Security Agreement, which is incorporated in its entirety into this Supplement. In the event of any inconsistency between the provisions of that document and this Supplement, this Supplement is controlling. Execution of this Supplement by the Lender and Borrower shall constitute execution of the Loan and Security Agreement.

     In addition to the provisions of the Loan and Security Agreement, the parties agree as follows:

     PART 1 - ADDITIONAL DEFINITIONS:

     "COMMITMENT": Lender commits to make Loans to Borrower (either as Equipment Loans or Term Loans) up to the aggregate, original principal amount of Two Million Dollars ($2,000,000.00). Subject to the limitations set forth in this Supplement and the Loan and Security Agreement, a Loan may be advanced as an Equipment Loan, the proceeds of which shall be used to finance Borrower's acquisition or carrying of computer, research and development and general purpose office equipment, and software imbedded in or necessary to the use or operation of such equipment, or for tenant improvements at premises leased by Borrower. A Loan may also be advanced as a Term Loan, the proceeds of which shall be used by Borrower for general working capital purposes. Except to the extent the remaining Commitment is a lesser amount, each Equipment Loan requested by Borrower to be made on a single Business Day shall be for a minimum principal amount of $50,000, and each Term Loan requested by Borrower to be made on a single Business Day shall be for a minimum principal amount of $250,000 or a multiple thereof.

     "DESIGNATED RATE": The Designated Rate is fixed rate of interest per annum of (i) seven and one-half percent (7.50%) for each Equipment Loan, and (ii) seven and three-eighths percent (7.375%) for each Term Loan.

     "EQUIPMENT LOAN" means any Loan requested by Borrower and funded by Lender to finance Borrower's acquisition or carrying of specific items of Equipment, software or tenant improvements.

     "TERM LOAN" means any Loan requested by Borrower and funded by Lender for general working capital purposes of Borrower, and not to finance the acquisition or carrying of specific items of Equipment, software or tenant improvements.

     "TERMINAL PAYMENT": Each Terminal Payment shall be an amount equal to (i) ten percent (10%) of the original principal amount of the associated Equipment Loan, or (ii) seven and one-half percent (7.50%) of the original principal amount of the associated Term Loan.

     "TERMINATION DATE": The Termination Date is the earlier of (a) the date Lender may terminate making Loans or extending other credit pursuant to the rights of Lender under Article 7 of the Agreement, or (b) June 30, 1999.

     "THRESHOLD AMOUNT": One Hundred Thousand Dollars ($100,000.00).

          PART 2 - ADDITIONAL COVENANTS AND CONDITIONS:

          ISSUANCE OF WARRANT TO LENDER. As additional consideration for the making of the Loans under the Loan and Security Agreement, upon the making of, and as a condition to, the initial Loan, Lender shall be entitled to receive a warrant to purchase a number of shares of Series B Preferred Stock of Borrower ("Warrant Shares") with an aggregate initial exercise price of $50,000 determined on the basis of the per share price of such preferred stock in the next round of equity financing after the Closing Date; provided that if no such equity financing has occurred by June 30, 1999, then the initial per share exercise price shall be $8.00 (pre 4 for 1 split). The warrant shall vest for additional shares with a value equal to 5% of any fundings under the Equipment facility in excess of $1,000,000 and 10% of any fundings under the Working Capital facility. The warrant issued under this Agreement shall be substantially the form attached hereto as Exhibit "C"; shall be transferable by Lender, subject to compliance with applicable securities laws; shall expire on June 30, 2006; and shall include piggy-back registration rights, "net issuance" provisions, and anti-dilution protections reasonably satisfactory to Lender and its counsel.

          COMPLETION OF DUE DILIGENCE; DISPOSITION OF COMMITMENT FEE. As an additional condition precedent under Section 4.1 of the Loan and Security Agreement, Lender shall have completed to its satisfaction its due diligence review of Borrower's business and financial condition and prospects, and Lender's credit committee shall have approved the Commitment. If this condition is not satisfied, Lender shall refund to Borrower the $10,000 commitment fee previously paid to Lender. Lender agrees that with respect to each Loan advanced, on the Borrowing Date applicable to such Loan, Lender shall credit against the payments due from Borrower on such date in respect of such Loan an amount equal to the product of $10,000 and a fraction the numerator of which is the principal amount of such Loan and the denominator of which is $1,000,000, until the aggregate amount of such credits equals but does not exceed $10,000.

          CONDITION TO ADVANCES OF TERM LOANS. The funding of any Term Loan shall be at the sole and absolute discretion of Lender based on Lender's assessment at the time of (i) Borrower's ratio of assets to liabilities and such other financial ratios as Lender determines appropriate, or (ii) the amount of equity capital raised by or committed to Borrower or the status of any corporate partnering arrangements or strategic alliances with third parties.

          LIMITATION ON EQUIPMENT LOANS. Each Equipment Loan shall be in an amount not to exceed one hundred percent (100%) of the amount paid or payable by Borrower to a non-affiliated manufacturer, vendor or dealer for an item of equipment as shown on an invoice therefor (excluding any commissions and any portion of the payment which relates to the servicing of the equipment and sales tax payable by Borrower upon acquisition, and delivery charges); provided, however, that with respect to any item of Equipment which has either been owned by Borrower or in service for more than six (6) months as of the proposed Borrowing Date of the associated Equipment Loan. Lender shall not advance against such Equipment more than 100% of its book value. Lender reserves the right to approve each item of Equipment, Software and any tenant improvements proposed by Borrower to be financed with proceeds of an Equipment Loan.

          AGREEMENT TO SUBORDINATE LIENS. Lender acknowledges that Borrower is currently indebted to Silicon Valley Bank, and that such indebtedness is secured by Lien in favor of Silicon Valley Bank on certain assets of Borrower which constitute Collateral. It is understood and agreed that the lien of Lender in all items of Equipment financed with the proceeds of Equipment Loans will be a first priority, perfected Lien, and that such items of Equipment shall be subject to no other Liens other than Permitted Liens. Lender agrees that its Lien on any other items of Collateral in which Silicon Valley Bank has a Lien to secure indebtedness under it's $1.0 million 90 day bridge facility expiring XX/XX/1998 will be subordinate in priority of perfection to the Lien of Silicon Valley Bank. It is further understood and agreed that the lien of Silicon Valley Bank in all items of Equipment financed with the proceeds of $1.2 million equipment financing will be a first priority, perfected Lien on the items financed by that facility. Borrower will cooperate with Lender in obtaining releases of any Liens of Silicon Valley Bank or third parties against Equipment proposed to be financed with the proceeds of an Equipment Loan.

          LIMITATION ON REIMBURSEMENT OF DOCUMENTATION COSTS. Borrower shall reimburse Lender for all costs and expenses, including without limitation reasonable attorney's fees and disbursements expended or incurred by Lender in connection with (a) the preparation and negotiation of the Loan Documents, limited to $3,000 which will be deducted from the first funding, (b) the amendment and enforcement of the Loan Documents, including without limitation during any workout, attempted workout, and/or in connection with the rendering of legal advice as to Lender's rights, remedies and obligations under the Loan Documents, (c) collecting any sum which becomes due Lender under any Loan Document.

          PART 3 - ADDITIONAL REPRESENTATIONS:

          Borrower represents and warrants that as of the Closing Date and each Borrowing Date:

          - Its chief executive office is located at: 1070 Sixth Avenue, Belmont, CA 94002

          - Its Equipment is located at: 1070 Sixth Avenue, Belmont, CA, and
          - 1200 Bridge Parkway, Redwood City, CA.

          - Its Records are located at: 1200 Bridge Parkway, Redwood City, CA.

          - In addition to its chief executive office, Borrower maintains offices or operates its business at the following locations:


          - Other than its full corporate name, Debtor has conducted business using the following trade names or fictitious business names:


          PART 4 - ADDITIONAL LOAN DOCUMENTS:

          Form of Note                                           Exhibit "A"
          Form of Borrowing Request                              Exhibit "B"
          Form of Compliance Certificate                         Exhibit "C"
          Form of Grant of Security Interest in Patents          Exhibit "D"
          Form of Grant of Security Interest in Trademark        Exhibit "E"
          Form of Warrant                                        Exhibit "F"

     IN WITNESS WHEREOF, the parties have executed this Supplement as of the date first above written.

                                             BORROWER:

                                             COSINE COMMUNICATIONS, INC.

                                             By: /s/ Curtis Dudnick

                                             Name: Curtis Dudnick

                                             Title: CFO


Address for Notices:                         Attn: Chief Financial Officer
                                             1200 Bridge Parkway
                                             Redwood City, CA 94065
                                             Fax # (650) 637-2453

                                             LENDER:

                                             VENTURE LENDING & LEASING II, INC.

                                             By: /s/ Salvador D. Gutierrez

                                             Name: Salvador D. Gutierrez

                                             Title: President


Address for Notices:                         Attn: Chief Financial Officer
                                             2010 North First Street, Suite 310
                                             San Jose, CA 95131
                                             Fax # (408) 436-8625

                                  EXHIBIT "A"

                                                                [Note No. X-XXX]


                            FORM OF PROMISSORY NOTE
                          [EQUIPMENT LOAN] [TERM LOAN]


$ ________________                                        _______________, 199__
                                                            San Jose, California

     The undersigned ("Borrower") promises to pay to the order of VENTURE LENDING & LEASING II, INC., a Maryland corporation ("Lender"), at its office at 2010 North First Street, Suite 310, San Jose, California 95131, or at such other place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of __________________________ Dollars ($_______), with Basic Interest thereon from the date hereof until maturity, whether scheduled or accelerated, at a fixed rate per annum of _______________ percent (____%) [7.50% FOR EQUIPMENT LOAN, OR 7.375% FOR TERM LOAN], and a Terminal Payment in the sum of [10% OF FACE AMOUNT OF EQUIPMENT LOAN, OR 7.50% IF A TERM LOAN] Dollars ($__________) payable on the Maturity Date.

     This Note is one of the Notes referred to in, and is entitled to all the benefits of, a Loan and Security Agreement dated as of September ___, 1998, between Borrower and Lender. Each capitalized term not otherwise defined herein shall have the meaning set forth in the Loan Agreement. The Loan Agreement contains provisions for the acceleration of the maturity of this Note upon the happening of certain stated events.

     Principal of and interest on this Note shall be payable as follows:

     On the Borrowing Date, Borrower shall pay (i) Basic Interest, in advance, on the outstanding principal balance of this Note at the Designated Rate for the period from the Borrowing Date through [THE LAST DAY OF THE SAME MONTH]; and (ii) a first (1st) amortization installment of principal and Basic Interest in the amount of _______________, in advance for the month of [FIRST FULL MONTH AFTER BORROWING DATE] and (iii) a [42ND IF AN EQUIPMENT LOAN, OR 30TH IF A TERM LOAN] amortization installment of principal and Basic Interest in the amount of $____________, in advance for the month of [DATE OF LAST REGULAR AMORTIZATION PAYMENT].

     Commencing on the first day of the second full month after the Borrowing Date, and continuing on the first day of each consecutive month thereafter, principal and Basic Interest shall be payable, in advance, in [39 OR 27, AS APPROPRIATE] equal consecutive installments of _______________________ Dollars ($__________) each, with a [40TH OR 28TH, AS APPROPRIATE] installment equal to the entire unpaid principal balance and accrued Basic Interest on _____________, 200__. The Terminal Payment amount shall be payable on [ONE MONTH LATER], 200__.

     Any unpaid payments of principal or interest on this Note shall bear interest from their respective maturities, whether scheduled or accelerated, at a rate per annum equal to the Default Rate. Borrower shall pay such interest on demand.

     Interest, charges and fees shall be calculated for actual days elapsed on the basis of a 360-day year, which results in higher interest, charge or fee payments than if a 365-day year were used. In no event shall Borrower be obligated to pay interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

     If Borrower is late in making any payment under this Note by more than five (5) days, Borrower agrees to pay a "late charge" of five percent (5%) of the installment due, but not less than fifty dollars ($50.00) for any one such delinquent payment. This late charge may be charged by Lender for the purpose of defraying the expenses incidental to the handling of such delinquent amounts. Borrower acknowledges that such late charge represents a reasonable sum considering all of the circumstances existing on the date of this Note and represents a fair and reasonable estimate of the costs that will be sustained by Lender due to the failure of Borrower to make timely payments. Borrower further agrees that proof of actual damages would be costly and inconvenient. Such late charge shall be paid without prejudice to the right of Lender to collect any other amounts provided to paid or to declare a default under this Note or any of the other Loan Documents or from exercising any other rights and remedies of Lender.

     This Note shall be governed by, and construed in accordance with, the laws of the State of California.


                                        CoSINE COMMUNICATIONS, INC.



                                        By:____________________________

                                        Name:__________________________

                                        Its:___________________________

                                  EXHIBIT "B"

                           FORM OF BORROWING REQUEST

[Date]

Venture Lending & Leasing II, Inc.
2010 North First Street, Suite 310
San Jose, CA 95131

          Re: [Borrower]

Gentlemen:

          Reference is made to the Loan and Security Agreement dated as of
September   , 1998 (as amended from time to time, the "Loan Agreement", the capitalized terms used herein as defined therein), between Venture Lending & Leasing II, Inc. ("VLLI") and CoSine Communications, Inc. (the "Company").

          The undersigned is the ______________________ of the Company, and hereby requests on behalf of the Company a Loan under the Loan Agreement, and in that connection certifies as follows:

          1. The type of the proposed Loan is [an Equipment Loan] [a Term Loan]. The amount of the proposed Loan is _______________ and __/100 Dollars ($__________). The Borrowing Date of the proposed Loan is ____________, 199_.

          [2. The proceeds of the proposed Equipment Loan shall be used by the Company to acquire new [and to finance used] items of Equipment [and software and/or tenant improvements] described more particularly on Schedule I hereto, and on invoices and other documentation furnished to you with this Borrowing Request. As of the date hereof, the items of Equipment proposed to be financed with proceeds of the Equipment Loan are not subject to any third party Lien, and Lender shall have a first priority security interest in such Equipment as required under the Loan Agreement.]

          3. As of this date, no Default or Event of Default has occurred and is continuing, or will result from the making of the proposed Loan, the representations and warranties of the Company contained in Article 3 of the Loan Agreement are true and correct, and the conditions precedent described in
Article 4 of the Loan Agreement have been met.

          4. No Material Adverse Change has occurred since the date of the most recent financial statements submitted to you by the Company.

          [5. Any other applicable representations or conditions]

          The Company shall notify you promptly before the funding of the Loan if any of the matters to which I have certified above shall not be true and correct on the Borrowing Date.

                                        Very truly yours,



                                        _____________________________________
                                        Name: _______________________________
                                        Title:_______________________________

                                   EXHIBIT C

                             COMPLIANCE CERTIFICATE


Venture Lending & Leasing II, Inc.
2010 North First Street, Suite 310
San Jose, CA 95131

     Re: ____________

Gentlemen:

     Reference is made to the two Loan and Security Agreement dated as of _______________ (as the same have been and may be amended from time to time, the "Loan Agreement", the capitalized terms used herein as defined therein), between Venture Lending & Leasing II, Inc., on one hand and _______________ (the "Company") on the other.

     The undersigned authorized representative of the Company hereby certifies that in accordance with the terms and conditions of the Loan Agreement, the Company is in complete compliance for the period ending _______________ of all required conditions and terms except as noted below. Attached herewith are the required documents supporting the above certification. The representative further certifies that these are prepared in accordance with Generally Accepted Accounting Principles and are consistent from one period to the next except as explained below.

         Indicate compliance status by circling Yes/No under "Complies"

REPORTING REQUIREMENT              REQUIRED                      COMPLIES



Interim Financial Statements       Monthly within 45 days         YES/NO
Audited Financial Statements       FYE within 90 days             YES/NO

FINANCIAL COVENANTS                REQUIRED                      COMPLIES



REQUIRED EXPLANATIONS:



_______________________________________________________________________________

_______________________________________________________________________________


                                   Very Truly Yours,

                                   By:__________________________

                                   Name:________________________

                                   Its:_________________________

                                                                       EXHIBIT D

                     GRANT OF SECURITY INTEREST IN PATENTS

     This Agreement is made as of September 21, 1998, between CoSine Communications, Inc., a California corporation, having a mailing address at 1070 Sixth Avenue, Belmont, California 94002 ("Debtor"), and Venture Lending & Leasing II, Inc. ("Secured Party"). Secured Party's address is 2010 North First Street, Suite 310, San Jose, California 95131.

                                    RECITALS

     A. Debtor owns the Patents and Patent applications listed on Schedule 1 hereto, and is a party to the Patent Licenses listed on Schedule 1 hereto;

     B. Debtor and Secured Party are parties to a Loan and Security Agreement of even date herewith (as the same may be amended from time to time, the "Loan Agreement");

     C. Pursuant to the terms of the Loan Agreement, Debtor has granted to Secured Party a security interest in certain personal property assets of Debtor, including all right, title and interest of Debtor in, to and under all of Debtor's Patents (as defined in the Loan Agreement), all of Debtor's Patent applications and all of Debtor's Patent Licenses (as defined in the Loan Agreement), whether presently existing or hereafter arising or acquired, and all products and proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof for the full term of the Patents, to secure the payment of the Obligations (as defined in the Loan Agreement);

     C. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement.

     NOW, THEREFORE, in consideration of the premises, Debtor hereby agrees with Secured Party as follows:

          1. To secure the complete and timely satisfaction of all Indebtedness, Debtor hereby grants, to Secured Party a continuing security interest in and lien on all of Debtor's entire right, title and interest in and to the Patents, Patent applications and Patent Licenses listed on Schedule 1 hereto (as the same may be amended pursuant hereto from time to time), including, without limitation, all proceeds thereof (such as, by way of example, license royalties and proceeds of infringements, all rights corresponding thereto throughout the world and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof (collectively called the "Patents").

          2.   Debtor covenants and warrants that:

               (a) The Patents are subsisting and have not been adjudged invalid or unenforceable, in whole or in part;

               (b) To the best of Debtor's knowledge, each of the Patents is valid and enforceable and Debtor has notified Secured Party in writing of all prior art (including public uses and sales) of which it is aware;

               (c) Debtor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Patents, free and clear of any liens, charges and encumbrances, including, without limitation, pledges, assignments, licenses, shop rights and covenants by Debtor not to sue third persons, except (i) Permitted Liens; and (ii) any license disclosed in
Schedule 1; and

               (d) Debtor has the unqualified right to enter into this Agreement and perform its terms.

          3. Debtor agrees that, until all of the Obligations shall have been satisfied in full, it will not enter into any agreement (for example, a license agreement) which is inconsistent with Debtor's obligations under this Agreement, without Secured Party's prior written consent; provided, that so long as no Default or Event of Default shall have occurred and be continuing, Debtor may grant licenses to third parties to use the Patents in the ordinary course of business of both Debtor and such third party on arm's length and customary business terms.

          4. IF, BEFORE THE OBLIGATIONS SHALL HAVE BEEN SATISFIED IN FULL, DEBTOR SHALL OBTAIN RIGHTS TO ANY NEW PATENTABLE INVENTIONS, OR BECOME ENTITLED TO THE BENEFIT OF ANY PATENT APPLICATION OR PATENT FOR ANY REISSUE, DIVISION, CONTINUATION, RENEWAL, EXTENSION, OR CONTINUATION-IN-PART OF ANY PATENT OR ANY IMPROVEMENT ON ANY PATENT, THE PROVISIONS OF PARAGRAPH 1 SHALL AUTOMATICALLY APPLY THERETO AND DEBTOR SHALL GIVE TO SECURED PARTY PROMPT NOTICE THEREOF IN WRITING.

          5. Debtor authorizes Secured Party unilaterally to modify this Agreement by amending Schedule 1 to include any future Patents and Patent applications which are Patents under paragraph 1 or 4 hereof.

          6. If any Event of Default shall have occurred and be continuing, Secured Party shall have, in addition to all other rights and remedies given it by this Agreement or any other Loan Document, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Patents may be located and, without limiting the generality of the foregoing, Secured Party may immediately, without demand of performance and without other notice (except as set forth below) or demand whatsoever to Debtor, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, the whole or from time to time any part of the Patents, or any interest which the Debtor may have therein, and after deducting from the proceeds of sale or other disposition of the Patents all expenses (including reasonable expenses for brokers' fees and legal services), shall apply the residue of such proceeds toward the payment of the Indebtedness. Any remainder of the proceeds after payment in full of the Obligations shall be paid over to Debtor. Notice of any sale or other disposition of the Patents shall be given to Debtor at least ten (10) days before the time of any intended public or private sale or other disposition of the Patents is to be made, which Debtor hereby agrees shall be reasonable notice of such sale or other disposition. At any such sale or other disposition Secured Party may, to the extent permissible under applicable law, purchase the whole or any part of the Patents sold, free from any right of redemption on the part of Debtor, which right is hereby waived and released.

        7. Debtor hereby authorizes and empowers Secured Party to make, constitute and appoint any officer or agent of Secured Party, as Secured Party may select in its exclusive discretion, as Debtor's true and lawful attorney-in-fact, with the power, after and during the continuance of an Event of Default, to endorse Debtor's name on all applications, documents, papers and instruments necessary for Secured Party to use the Patents, or to grant or issue any exclusive or nonexclusive license under the Patents to any third person, or necessary for Secured Party to assign, pledge, convey or otherwise transfer title in or dispose of the Patents to any third person as a part of Secured Party's realization on such collateral upon acceleration of the Obligations following an Event of Default. Debtor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney being coupled with an interest shall be irrevocable for the life of this Agreement.

        8. At such time as Debtor shall completely satisfy all of the Obligations this Agreement shall terminate and Secured Party shall execute and deliver to Debtor all instruments as may be necessary or proper to release the security interests granted herein, subject to any disposition thereof which may have been made by Secured Party pursuant hereto.

        9. Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by Secured Party in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving the Patents, or in defending or prosecuting any actions or proceedings arising out of or related to the Patents, shall be borne and paid by Debtor on demand by Secured Party and until so paid shall be added to the principal amount of the Obligations.

        10. Debtor shall have the duty, to prosecute diligently any Patent applications pending as of the date of this Agreement or thereafter until the Obligations shall have been paid in full, to make application on unpatented but patentable inventions and to preserve and maintain all rights in Patent applications and Patents, including, without limitation, the payment of all maintenance fees. Any expenses incurred in connection with such an application shall be borne by Debtor. The Debtor shall not abandon any right to file a Patent application, or any pending Patent application or Patent without the consent of Secured Party, which consent shall not be unreasonably withheld.

     11.  Intentionally Deleted.

     12. No course of dealing between Debtor and Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of Secured Party, any right, power or privilege hereunder or under the Loan Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     13. All of Secured Party's rights and remedies with respect to the Patents, whether established hereby or by the Loan Agreement or any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.

     14. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any clause or provision of this Agreement in any jurisdiction.

     15. This Agreement is subject to modification only by a writing signed by both parties, except as provided in paragraph 5.

     16. This Agreement shall be binding upon Debtor and Secured Party and their respective permitted successors and assigns, and shall inure to the benefit of Debtor, Secured Party and the respective permitted successors and assigns of Debtor and Secured Party.

            17. The validity and interpretation of this Agreement and the rights and obligations of the parties shall be governed by the laws of the State of California.

      WITNESS the execution hereof under seal as of the day and year first above written.

                                          COSINE COMMUNICATIONS, INC.


                                          By:
                                             ---------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                ------------------------------


                                          VENTURE LENDING & LEASING II, INC.


                                          By:
                                             ---------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                ------------------------------

                                 SCHEDULE 1 TO
                     GRANT OF SECURITY INTEREST IN PATENTS



A.    PATENTS AND PATENT APPLICATIONS:

 Application          Issue or                Expiration
or Patent No.        Filing Date                 Date            Title
-------------        -----------              ----------         -----











B.    PATENT LICENSES:

Corresponding          Date License                                    Termination
  Patent No.             Granted                   Licensee               Date
-------------          ------------               -----------          -----------











                                                                       EXHIBIT E

                    GRANT OF SECURITY INTEREST IN TRADEMARK

     THIS AGREEMENT is made as of September 21, 1998, between CoSine Communications, Inc., a California Corporation, having a mailing address at 1070 Sixth Avenue, Belmont, California 94002 ("Debtor"), and Venture Lending & Leasing II, Inc. ("Secured Party"). Secured Party's address is 2010 North First Street, Suite 310, San Jose, California 95131.

                                    RECITALS

     A. Debtor owns the Trademarks, Trademark registrations and Trademark applications listed on Schedule 1 hereto, and is a party to the Trademark Licenses listed on Schedule 1 hereto:

     B. Debtor and Secured Party are parties to a Loan Agreement of even date herewith (as the same may be amended from time to time, the "Loan Agreement");

     C. Pursuant to the terms of the Loan Agreement, Debtor has granted to Secured Party a security interest in certain personal property assets of Debtor, including all right, title and interest of Debtor in, to and under all Borrower's Trademarks (as defined in the Loan Agreement), Trademark registrations, Trademark applications and Trademark Licenses (as defined in the Loan Agreement), whether presently existing or hereafter arising or acquired, together with the goodwill of the business symbolized by the Trademarks and the applications therefor and the registrations thereof, and all products and proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement or dilution thereof or injury to the associated goodwill, to secure the payment of all amounts owing under the Loan Agreement.

     D. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement.

     NOW, THEREFORE, in consideration of the premises, Debtor hereby agrees with Secured Party as follows:

          1. To secure the complete and timely satisfaction of all Obligations, Debtor hereby grants, to Secured Party a continuing security interest in and lien on all of Debtor's right, title and interest in and to the Trademarks, Trademark applications and Trademark Licenses listed on Schedule 1 hereto (as the same may be amended pursuant hereto from time to time), including, without limitation, all renewals thereof, all proceeds of infringement suits, the right to sue for past, present and future infringements and all rights corresponding thereto throughout the world (all of the foregoing are collectively called the "Trademarks"), and the goodwill of the business to which each of the Trademarks relates.

     2.   Debtor covenants and warrants that:

          (a) The Trademarks are subsisting and have not been adjudged invalid or unenforceable;

          (b) To the best of Debtor's knowledge, each of the Trademarks is valid and enforceable;

          (c) No claim has been made that the use of any of the Trademarks does or may violate the rights of any third person;

          (d) Debtor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Trademarks, free and clear of any liens, charges and encumbrances, including, without limitation, pledges, assignment, licenses, registered user agreements and covenants by Debtor not to sue third persons, except (i) Permitted Liens; and
(ii) any license disclosed in Schedule 1;

          (e) Debtor has the unqualified right to enter into this Agreement and perform its terms;

          (f) Debtor has used, and will continue to use for the duration of this Agreement, proper statutory notice in connection with its use of the Trademarks; and

          (g) Debtor has used, and will continue to use for the duration of this Agreement, consistent standards of quality in its manufacture of products sold under the Trademarks.

     3. Debtor hereby grants to Secured Party and its employees and Secured Party the right to visit Debtor's plants and facilities which manufacture, inspect or store products sold under any of the Trademarks, and to inspect the products and quality control records relating thereto at reasonable times during regular business hours. Debtor shall do any and all acts required by Secured Party to ensure Debtor's compliance with paragraph 2(g).

     4. Debtor agrees that, until all of the Obligations shall have been satisfied in full, it will not enter into any agreement (for example, a license agreement) which is inconsistent with Debtor's obligations under this Agreement, without Secured Party's prior written consent; provided that so long as no Default or Event of Default shall have occurred and be continuing, Debtor may grant licenses to third parties to use the Trademarks in the ordinary course of business of both Debtor and such third party on arm's length and customary business terms.

     5.   IF, BEFORE THE OBLIGATIONS SHALL HAVE BEEN SATISFIED IN

FULL, DEBTOR SHALL OBTAIN RIGHTS TO ANY NEW TRADEMARKS, THE PROVISIONS OF PARAGRAPH 1 SHALL AUTOMATICALLY APPLY THERETO AND DEBTOR SHALL GIVE SECURED PARTY PROMPT WRITTEN NOTICE THEREOF.

          6. Debtor authorizes Secured Party unilaterally to modify this Agreement by amending Schedule 1 to include any future Trademarks and Trademark applications covered by paragraphs 1 and 5 hereof.

          7. If any Event of Default shall have occurred and be continuing, Secured Party shall have, in addition to all other rights and remedies given it by this Agreement or any other Loan Document, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Trademarks may be located and, without limiting the generality of the foregoing, the Secured Party may immediately, without demand of performance and without other notice (except as set forth below) or demand whatsoever to Debtor, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, all or from time to time any of the Trademarks, or any interest which the Debtor may have therein, and after deducting from the proceeds of sale or other disposition of the Trademarks all expenses (including all reasonable expenses for brokers' fees and legal services), shall apply the residue of such proceeds toward the payment of the Obligations. Any remainder of the proceeds after payment in full of the Obligations shall be paid over to Debtor. Notice of any sale or other disposition of the Trademarks shall be given to Debtor at least ten (10) days before the time of any intended public or private sale or other disposition of the Trademarks is to be made, which Debtor hereby agrees shall be reasonable notice of such sale or other disposition. At any such sale or other disposition Secured Party or its Secured Party may, to the extent permissible under applicable law, purchase the whole or any part of the Trademarks sold, free from any right of redemption on the part of Debtor, which right is hereby waived and released.

          8. At such time as Debtor shall completely satisfy all of the Obligations this Agreement shall terminate and Secured Party shall execute and deliver to Debtor all instruments as may be necessary or proper to release the security interests granted herein, subject to any disposition thereof which may have been made by Secured Party pursuant hereto.

          9. Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by Secured Party in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving the Trademarks, or in defending or prosecuting any actions or proceedings arising out of or related to the Trademarks, shall be borne and paid by Debtor on demand by Secured Party and until so paid shall be added to the principal amount of the Obligations.

     10. Debtor shall have the duty, through counsel reasonably acceptable to Secured Party, to prosecute diligently any Trademark applications pending as of the date of this Agreement or thereafter until the Obligations shall have been paid in full, to make federal application on registrable but unregistered Trademarks, to file and prosecute opposition and cancellation proceedings and to do any and all acts which are necessary or desirable to preserve and maintain all rights in the Trademarks. Any expenses incurred in connection with the Trademarks shall be borne by Debtor. The Debtor shall not abandon any Trademark without the consent of Secured Party, which consent shall not be unreasonably withheld.

     11.  Intentionally Deleted.

     12. Debtor hereby authorizes and empowers Secured Party to make, constitute and appoint any officer or Secured Party of Secured Party as Secured Party may select, in its exclusive discretion, as Debtor's true and lawful attorney-in-fact, with the power, after and during the continuance of an Event of Default, to endorse Debtor's name on all applications, documents, papers and instruments necessary for Secured Party to use the Trademarks, or to grant or issue any exclusive or nonexclusive license under the Trademarks to anyone else, or necessary for Secured Party to assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks to any third person as a part of Secured Party's realization on such collateral upon acceleration of the Obligations following an Event of Default. Debtor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney being coupled with an interest shall be irrevocable for the life of this Agreement.

     13. If Debtor fails to comply with any of its obligations hereunder, Secured Party may do so in Debtor's name or in Secured Party's name, but at Debtor's expense, and Debtor hereby agrees to reimburse Secured Party in full for all expenses, including reasonable attorney's fees, incurred by Secured Party in protecting, defending and maintaining the Trademarks.

     14. No course of dealing between Debtor and Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of Secured Party, any right, power or privilege hereunder or under the Loan Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any right, power or privilege.

     15. All of Secured Party's rights and remedies with respect to the Trademarks, whether established hereby or by the Loan Agreement or any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently.

          16. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

          17. This Agreement is subject to modification only by a writing signed by both parties, except as provided in paragraph 6.

          18. This Agreement shall be binding upon Debtor and Secured Party and their respective permitted successors and assigns, and shall inure to the benefit of Debtor, Secured Party and the respective permitted successors and assigns, of Secured Party and Debtor.

            19. The validity and interpretation of this Agreement and the rights and obligations of the parties shall be governed by the laws of the State of California.

      WITNESS the execution hereof under seal as of the day and year first above written.

                                          COSINE COMMUNICATIONS, INC.


                                          By:
                                             ---------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                ------------------------------


                                          VENTURE LENDING & LEASING II, INC.


                                          By:
                                             ---------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                ------------------------------

                                 SCHEDULE 1 TO
                    GRANT OF SECURITY INTEREST IN TRADEMARK



A.    TRADEMARK AND TRADEMARK APPLICATIONS:

  Application            Issue or                Expiration
or Trademark No.        Filing Date                 Date            Title
----------------        -----------              ----------         -----











B.    TRADEMARK LICENSES:

Corresponding          Date License                                 Termination
Trademark No.            Granted                Licensee               Date
-------------          ------------             --------            -----------











                                                                    EXHIBIT 10.8

                                                                       EXHIBIT F

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                              WARRANT TO PURCHASE

                           SHARES OF PREFERRED STOCK

                                       OF

                          COSINE COMMUNICATIONS, INC.

                           (Void after June 30, 2006)

     For value received, VENTURE LENDING & LEASING II, INC. (the "Original Holder"), and any person to whom the interest in this Warrant is lawfully transferred (the Original Holder and such transferees are referred to hereinafter as the "Holder"), is entitled to purchase, subject to the terms and conditions set forth herein, for the warrant exercise price per share and having an aggregate warrant exercise price, each as set forth in Section 1 below, that number of fully paid and nonassessable shares of the preferred stock, as hereinafter defined, of CoSine Communications, Inc., a California corporation (the "Company"). This Warrant is being issued in connection with, and as required by, that certain Loan and Security Agreement dated as of even date herewith by and between the Company and the Original Holder (the "Loan and Security Agreement").

     1.   Exercise of Warrant Payment for Shares.

          (a) Preferred Stock. The Holder of this Warrant is entitled to purchase, subject to the terms and conditions set forth herein, that number of the Company's currently authorized Series A Preferred Stock (the "Series A Preferred Stock") as calculated pursuant to Section 1(b)(i) below; provided, however, that if Series B Preferred Stock (the "Series B Preferred Stock") is issued and sold by the Company prior to June 30, 1999, then this Warrant shall be exercisable exclusively for that number of the Company's duly authorized and issued Series B Preferred Stock as calculated pursuant to Section 1(b)(ii) below. For purposes of this Warrant, the term "Preferred Stock" shall mean the Series A Preferred Stock; provided, however, that if this Warrant is exercisable for Series B Preferred Stock pursuant to the terms and conditions set forth above, then the term "Preferred Stock" shall mean the Series B Preferred Stock.

     (b) Warrant Exercise Price; Number of Shares. For purposes of this Warrant, the initial warrant exercise price shall be $8.41 per share of Series A Preferred Stock; provided, however, that if this Warrant is exercisable for Series B Preferred Stock, pursuant to the terms and conditions set forth in
Section 1(a) above, then the initial warrant exercise price shall be equal to the per share price of the Series B Preferred Stock as sold by the Company on the closing of the sale of the Series B round (the "Warrant Exercise Price"). The Warrant Exercise Price is subject to adjustment from time to time as set forth in Section 4 hereof.

          (i) The total number of shares of Series A Preferred Stock issuable under this Warrant shall be calculated by dividing the then applicable Aggregate Warrant Exercise Price, as determined in Section 1(c) hereof, by the then applicable Warrant Exercise Price, as set forth herein.

          (ii) The total number of shares of Series B Preferred Stock issuable under this Warrant shall be calculated by dividing the then applicable Aggregate Warrant Exercise Price, as determined in Section 1(c) hereof, by the then applicable Warrant Exercise Price, as set forth herein.

          (c) Increase in Number of Shares. Initially upon issuance this Warrant shall be immediately exercisable for 20,808 shares of Series A Preferred Stock of Borrower at a per share exercise price of $8.41; provided that if Series B Preferred Stock of the Borrower is issued and sold prior to June 30, 1999, then this Warrant shall be exercisable initially for a number of shares of Series B Preferred Stock having an Agreement Warrant Exercise price of $175,000.00 (i.e. 5% of $3,500,000). The total number of shares of Preferred Stock issuable under this Warrant at the Warrant Exercise Price shall be increased from time to time by

- that number of shares having an Aggregate Warrant Exercise Price equal to five percent (5.0%) of the Term Loan commitment amount beyond $1 million upon the Lender's making available that remaining portion of the working capital facility as set forth in the Loan and Security Agreement;

- the total number of shares of Preferred Stock issuable under this Warrant at the Warrant Exercise Price shall be increased from time to time by that number of shares having an Aggregate Warrant Exercise Price equal to five percent (5.0%) of the original principal amount of each Term Loan advanced under the working capital facility set forth in the Loan and Security Agreement.

          (d) Exercise Period. This Warrant is exercisable from the date of issuance, and will expire and be void, to the extent not previously exercised pursuant to the terms hereof at 5:00 p.m., California time, on June 30, 2006 (the "Expiration Date").

          (e) Method of Exercise: Cash Payment. The purchase right represented by this Warrant may be exercised by the Holder, in whole or in part for up to the total number of shares remaining available to exercise by the surrender of this Warrant (with the Notice of Exercise in the form attached hereto as duly executed) at the principal office of the Company and by the payment to the Company, by check made payable to the Company drawn on a United States bank and for United States funds of an amount in each case equal to the then applicable Warrant Exercise Price per share multiplied by the number of Shares then being purchased.

          (f) Net Exercise Option: The Holder, in lieu of exercising this Warrant by the payment of the Warrant Exercise Price pursuant to class (e) of this Section 1, may elect, at any time on or before the Expiration Date, to receive that number of shares of Preferred Stock equal to the quotient of: (i) the difference between (A) the Per Share Price (as hereinafter defined) of the Preferred Stock, less (B) the Warrant Exercise Price then in effect, multiplied by the number of shares of Preferred Stock the Holder would otherwise have been entitled to purchase hereunder (or such lesser number of shares as the Holder may designate in the case of a partial exercise of this Warrant); over (ii) the Per Share Price. Election to exercise under this section may be made by delivering a signed Notice of Exercise in the form attached hereto to the Company together with delivery of the warrant, and shall be effective upon the date of receipt by the Company. For purposes of this paragraph (f), "Per Share Price" means the product of: (i) the greater of (A) the closing price of the Company's Common Stock as quoted by NASDAQ or listed on any exchange, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the trading day immediately prior to the date of the Holder's election hereunder or, (B) if applicable at the time of or in connection with the exercise under clause (g) of this Section 1, the gross sales price of one share of the Company's Common Stock pursuant to a registered public offering or that amount which shareholders of the Company will receive for each share of Common Stock pursuant to a merger, reorganization or sale of assets; and (ii) that number of shares of Common Stock into which each share of Preferred Stock issued pursuant to this warrant is convertible. If the Company's Common Stock is not quoted by NASDAQ or listed on an exchange, the Per Share Price of the Preferred Stock (or the equivalent number of shares of Common Stock into which such Preferred Stock is convertible) shall be the price per share which the Company would obtain from a willing buyer for shares sold by the Company from authorized but unissued shares as such price shall be agreed upon by the Holder and the Company or, if agreement cannot be reached within ten (10) business days of the Holder's election hereunder, as such price shall be determined by a panel of three (3) appraisers, one (1) to be chosen by the Company, one (1) to be chosen by the Holder and the third to be chosen by the first two (2) appraisers. If the appraisers cannot reach agreement within 30 days of the Holder's election hereunder, then each appraiser shall deliver its appraisal and the appraisal which is neither the highest nor the lowest shall constitute the Per Share Price. In the event either party fails to choose an appraiser within 30 days of the Holder's election hereunder, then the appraisal of the sole appraiser shall constitute the Per Share Price. Each party shall bear the cost of the appraiser selected by such party and the cost of the third appraiser shall be borne one-half by each party. In the event either party fails to choose an appraiser, the cost of the sole appraiser shall be borne one-half by each party.

            (g) Delivery of Instruments. If pursuant to the Company's Articles of Incorporation, as amended, an event causing automatic conversion of the Company's Preferred Stock shall have occurred prior to the exercise of this Warrant, in whole or in part, then this Warrant shall be exercisable for the number of shares of Common Stock of the Company into which the Preferred Stock not purchased upon any prior exercise of the Warrant would have been so converted (and, where the context requires, reference to "Preferred Stock" shall be deemed to include such Common Stock). The Company agrees that the shares of Preferred Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which the Notice of Exercise shall have been received by the Company and payment made for such shares. Subject to the provisions of Section 2, certificates for the shares of Preferred Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. Except as provided in clause (f) of this Section 1, in case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant to the Holder hereof within a reasonable time so that the Holder of the Warrant shall have the right to receive, at an Aggregate Warrant Exercise Price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Preferred Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder or such other name as shall be designated by such Holder, subject to the limitations contained in Section 2.

            (h) Supplement to Warrant. As soon as reasonably practicable after the occurrence or non-occurrence of the latest event or condition necessary to determine (i) the actual number and type of shares of the Company's Preferred Stock issuable upon exercise of this Warrant and (ii) the initial Warrant Exercise Price, the Company shall execute and deliver a supplement to this Warrant in substantially the form of Exhibit "A" attached hereto, completed with such quantity and price terms and other information as have been determined as a result of the occurrence or non-occurrence of such events or conditions. The provisions of such supplement, once completed and executed, shall control the interpretation and exercise of this Warrant.

      2.    Limitation on Transfer.

            (a) The Warrant and the Preferred Stock shall not be transferable except upon the conditions specified in this Section 2, which conditions are intended to insure compliance with the provisions of the Securities Act of 1933, as amended (the "Act"). Each holder of this Warrant or the Preferred Stock issuable hereunder will cause any proposed transferee of the Warrant of Preferred Stock to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 2.

            (b) Each certificate representing (i) this Warrant, (ii) the Preferred Stock, (iii) shares of the Company's Common Stock issued upon conversion of the Preferred Stock and (iv) any other securities issued in respect to the Preferred Stock or Common Stock issued upon conversion of the Preferred Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of this Section 2 or unless such securities have been registered under the Securities Act or sold under Rule 144) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

          (e) The Holder of this Warrant and each person to whom this Warrant is subsequently transferred represents and warrants to the Company (by acceptance of such transfer), in addition to those representations and warranties contained in Section 17 hereof, that it will not transfer the Warrant (or securities issuable upon exercise hereof unless a registration statement under the Securities Act was in effect with respect to such securities at the time of issuance thereof) except pursuant to (i) an effective registration statement under the Securities Act, (ii) Rule 144 under the Securities Act (or any other rule under the Securities Act relating to the disposition of securities), or (iii) an opinion of counsel, reasonably satisfactory to counsel for the Company, that an exemption from such registration is available.

     3. Shares to be Fully Paid; Reservation of Shares. The Company covenants and agrees that all shares of Preferred Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Preferred Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Preferred Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Preferred Stock may be listed. The Company will not take any action which would result in any adjustment of the Warrant Exercise Price (as defined in Section 4 hereof) (i) if the total number of shares of Preferred Stock issuable after such action upon exercise of all outstanding warrants, together with all shares of Preferred Stock then outstanding and all shares of Preferred Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Preferred Stock then authorized by the Company's Articles of Incorporation, or (ii) if the total number of shares of Common Stock issuable after such action upon the conversion of all such shares of Preferred Stock together with all shares of Common Stock then outstanding and then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding would exceed the total number of shares of Common Stock then authorized by the Company's Articles of Incorporation.

     4. Adjustment of Warrant Exercise Price; Number of Shares. The Warrant Exercise Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 4. Upon each adjustment of the Warrant Exercise Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

          4.1 Subdivision or Combination of Stock. In case the Company shall at any time subdivide its outstanding shares of Preferred Stock into a greater number of shares, the Warrant Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Preferred Stock of the Company shall be combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased.

          4.2 Dividends in Preferred Stock, Other Stock Property, Reclassification. If at any time or from time to time the holders of Preferred Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

               (a) Preferred Stock, or any shares of stock or other securities whether or not such securities are at any time directly or indirectly convertible into or exchangeable for Preferred Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution, or

               (b) any cash paid or payable otherwise than as a cash dividend, or

          (c) Preferred Stock or other or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than shares of Preferred Stock issued as a stock split, adjustments in respect of which shall be covered by the terms of Section 4.1 above).

Then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Preferred Stock receivable thereupon, and without payment of any additional consideration therefore, the amount of stock and other securities and property (including cash in the cases referred to in clauses (b) and (c) above) which such Holder would hold on the date of such exercise had he been the holder of record of such Preferred Stock as of the date on which holders of Preferred Stock received or became entitled to receive such shares and/or all other additional stock and other securities and property.

     4.3 Reorganization, Reclassification, Consolidation, Merger or Sale. If any reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Preferred Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Preferred Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Preferred Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Preferred Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In any such case, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including without limitation, provisions for adjustments of the Warrant Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be possible, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

     4.4 Notice of Adjustment. Upon any adjustment of the Warrant Exercise Price, and/or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered Holder of the Warrant at the address of such Holder as shown on the books of the Company. The notice shall be in substantially the form of Exhibit "A" hereto, signed by an executive officer of the Company and shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method calculation and the facts upon which shall such calculation is based.

     4.5  Other Notices. If at any time:

          (a) the Company shall declare any cash dividend upon its Preferred Stock;

          (b) the Company shall declare any dividend upon its Preferred Stock payable in stock or make any special dividend or other distribution to the holders of its Preferred Stock;

          (c) the Company shall offer for subscription pro rata to the holders of its Preferred Stock any additional shares of stock of any class or other rights;

          (d) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation;

          (e) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

               (f) The Company shall take or propose to take any other action, notice of which is actually provided to holders of the Preferred Stock;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, (i) at least 20 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, or other action and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, or other action, at least 20 days' written notice of the date when the same shall take place. Any notice given in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Preferred Stock shall be entitled thereto. Any notice given in accordance with the foregoing clause
(ii) shall also specify the date on which the holders of Preferred Stock shall be entitled to exchange their Preferred Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, or other action as the case may be.

     5. Issue Tax. The issuance of certificates for shares of Preferred Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

     6. Closing of Books. The Company will at no time close its transfer books against the transfer of any Warrant or of any shares of Preferred Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

     7. No Voting or Dividend Rights; Limitation of Liability. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Preferred Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Warrant Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

     8. Registration Rights. The Company hereby grants registration rights to the Holder of this Warrant for any common stock of the Company issued upon conversion of the shares of Preferred Stock obtained upon exercise hereof, equivalent to the registration rights granted to the investors party to that certain Rights Agreement, dated November 7, 1997, among the Company, the purchasers listed on Exhibit A attached thereto and Dean Hamilton, as an individual, (the "Rights Agreement"), except that the Holder will not have any of the registration rights set forth in Section 5 of the Rights Agreement.

     9. "Market Stand-Off" Agreement. Each Holder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise transfer or dispose of any common stock (or other securities) of the Company held by such Holder during a period of time determined by the Company and its underwriters (not to exceed 180 days in the event of the Company's initial public offering and 90 days in the event of any other public offering) following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company who then hold common stock (or other securities) of the Company enter into similar agreements. Each Holder further agrees, if so requested by the Company or its underwriters, to enter into an lock-up agreement evidencing the terms of this clause in a form satisfactory to the

Company and such underwriter. The Company may impose stop-transfer instructions with respect to the common stock (or securities) subject to the foregoing restriction until the end of said period.

      10. Rights and Obligations Survive Exercise of Warrant. The rights and obligations of the Company, of the Holder of this Warrant and of the holder of shares of Preferred Stock issued upon exercise of this Warrant, contained in Sections 6, 8 and 9 shall survive the exercise of this Warrant.

      11. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

      12. Notices. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be deemed to have been given (i) upon receipt if delivered personally or by courier (ii) upon confirmation of receipt if by telecopy or (iii) three business days after deposit in the US mail, with postage prepaid and certified or registered, to each such Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant.

      13. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Preferred Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assign of the holder hereof. The Company will, at the time of the exercise of this Warrant, in whole or in part, upon request of the Holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the Holder hereof in respect of any rights to which the Holder hereof shall continue to be entitled after such exercise in accordance with this Warrant, provided, that the failure of the Holder hereof to make any such request shall not affect the continuing obligation of the Company to the Holder hereof in respect of such rights.

      14. Descriptive Headings and Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of California.

      15. Lost Warrants or Stock Certificates. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant or stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company shall at its expense make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

      16. Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any factional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Warrant Exercise Price.

      17. Representations of Holder. With respect to this Warrant, Holder and each person to whom this Warrant is subsequently transferred represents and warrants to the Company as follows:

            17.1 Experience. The Holder is experienced in evaluating and investing in companies engaged in businesses similar to that of the Company; and understands that investment in the Warrant involves substantial risks; the Holder has made detailed inquiries concerning the Company, its business and services, its officers and its personnel; the officers of the Company have made available to Holder any and all written information that the Holder has requested; the officers of the Company have answered to Holder's satisfaction all inquiries made by it; in making this investment the Holder has relied upon information made available to it by the Company and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant; and the Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Company and it is able to bear the economic risk of that investment.

          17.2 Investment. The Holder is acquiring the Warrant for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof in violation of the Act. It understands that the Warrant, the shares of Preferred Stock issuable upon exercise thereof and the shares of Common Stock issuable upon conversion of the Preferred Stock, have not been registered under the Act nor qualified under applicable state securities laws.

          17.3 Rule 144. The Holder acknowledges that the Warrant, the Preferred Stock and the Common Stock must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder has been advised or is aware of the provisions of Rule 144 promulgated under the Act.

          17.4 Access to Data. The Holder has had an opportunity to discuss the Company's business management and financial affairs with the Company's management and has had the opportunity to inspect the Company's facilities.

     18. Additional Representations and Covenants of the Company. The Company hereby represents, warrants and agrees as follows:

          18.1 Corporate Power. The Company has all requisite corporate power and corporate authority to issue this Warrant and to carry out and perform its obligations hereunder.

          18.2 Authorization. All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance by the Company of this has been taken. This Warrant is a valid and binding obligation of the Company, enforceable in accordance with its terms.

          18.3 Offering. Subject in part to the truth and accuracy of Holder's representations set forth in Section 17 hereof, the offer, issuance and sale of the Warrant is, and the issuance of Preferred Stock upon exercise of the Warrant and the issuance of Common Stock upon conversion of the Preferred Stock will be exempt from the registration requirements of the Act, and are exempt from the qualification requirements of any applicable state securities laws; and neither the Company nor anyone acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

          18.4 Stock Issuance. Upon exercise of the Warrant, the Company will use its best efforts to cause stock certificates representing the shares of Preferred Stock purchased pursuant to the exercise to be issued in the individual names of Holder, its nominees or assignees, as appropriate at the time of such exercise. Upon conversion of the shares of Preferred Stock to shares of Common Stock, the Company will issue the Common Stock in the individual names of Holder, its nominees or assignees, as appropriate.

          18.5 Articles and By-Laws. The Company has provided Holder with true and complete copies of the Company's Articles of Incorporation, By-Laws, and each Certificate of Determination or other charter document setting forth any rights, preferences and privileges of Company's capital stock, each as amended and in effect on the date of issuance of this Warrant.

          18.6 Conversion of Preferred Stock. As of the date hereof, each share of the Series A Preferred Stock is convertible into four shares of the Common Stock.

          18.7 Financial and Other Reports. From time to time up to the earlier of the Expiration Date or the complete exercise of this Warrant, the Company shall furnish to Holder (i) within 90 days after the close of each fiscal year of the Company, an audited balance sheet and statement of changes in financial position at and as of the end of such fiscal year, together with an audited statement of income for such fiscal year, (ii) within 30 days after the close of each fiscal month, and unaudited balance sheet at and as of the end of such month, together with an unaudited income statement for such month and for that portion of the Company's fiscal year ending with that month; provided, however, that upon the closing of a public offering of the Company's Common Stock, the Company shall thereafter furnish, within 45 days after the close of each fiscal quarter of the Company, an unaudited balance sheet and statement of cash flows at and as of the end of such quarter, together with an unaudited statement of income for such quarter; and (iii) promptly after sending, making available, or filing, copies of all reports, proxy statements, and financial statements that the Company sends or makes available to its shareholders and all registration statements and reports that the Company files with the SEC or any other governmental or regulatory authority.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized this 21st day of October, 1998.


COSINE COMMUNICATIONS, INC.

By:
   ----------------------------
Title:
      -------------------------

                               NOTICE OF EXERCISE

                  (To be signed only upon exercise of Warrant)

To:  CoSine Communications, Inc. (the "Company")

     [IF APPLICABLE] The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, [(1) See Below] __________________ (______) shares (the "Shares") of Series __ Preferred Stock of CoSine Communications, Inc. (the "Company") and herewith makes payment of ________________ Dollars ($______) therefor, and requests that the certificates for such shares be issued in the name of, and delivered to, _______________________, whose address is __________________________.

     [IF APPLICABLE] The undersigned hereby elects to exercise its net issuance rights to convert ______ percent (___%) of the value of the Warrant pursuant to the provisions of Section 1(f) of the Warrant.

The undersigned represents that it is acquiring such Preferred Stock for its own account for investment and not with a view to, or for resale in connection with, any distribution thereof in violation of the Securities Act of 1933, as amended (subject, however, to any requirements of law that the disposition thereof shall at all times be within its control).


                                        Dated    _____________________________

                                        Holder:  _____________________________

                                        By:      _____________________________

                                        Its:     _____________________________


                                        (Address)

                                        ______________________________________

                                        ______________________________________


(1) Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional Preferred Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned, the holder of the within Warrant, hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Preferred Stock covered thereby set forth hereinbelow, into:


Name of Assignee                   Address             No. of Shares
-----------------------------------------------------------------------------











                                        Dated:  _______________________

                                        Holder: _______________________

                                        By:     _______________________

                                        Its:    _______________________

                                  EXHIBIT "A"

                         [On Letterhead of the Company]

          Reference is hereby made to that certain Warrant dated _____, 199_, issued by CoSine Communications, Inc., a California corporation (the "Company"), to VENTURE LENDING & LEASING II, INC., a Maryland corporation (the "Original Holder").

     [IF APPLICABLE] The Warrant provides that the actual number of shares of the Company's capital stock issuable upon exercise of the Warrant and the initial exercise price per share are to be determined by reference to one or more events or conditions subsequent to the issuance of the Warrant. Such events or conditions have now occurred or lapsed, and the Company wishes to confirm the actual number of shares issuable and the initial exercise price. The provisions of this Supplement to Warrant are incorporated into the Warrant by this reference, and shall control the interpretation and exercise of the Warrant.

     [IF APPLICABLE] Notice is hereby given pursuant to Section 4.5 of the Warrant that the following adjustment(s) have been made to the Warrant [describe adjustments, setting forth details regarding method of calculation and facts upon which calculation is based].

     This certifies that the Holder is entitled to purchase from the Company ________________________________ (________) fully paid and nonassessable shares of the Company's _____ Preferred Stock at a price of ______ Dollars ($_____) per share (the "Warrant Exercise Price"). The Warrant Exercise Price and the number of shares purchasable under the Warrant remain subject to adjustment as provided in Section 4 of the Warrant.

     Executed this ___ day of ___, 199__.


                                        COSINE COMMUNICATIONS, INC.


                                        By: _________________________

                                        Name: _______________________

                                        Title: ______________________



                                       12